UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22796

Fidelity Merrimack Street Trust

(Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

(Address of principal executive offices) (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant’s telephone number, including area code: 617-563-7000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2015

Item 1.	Reports to Stockholders

Fidelity® Corporate Bond ETF

Fidelity Limited Term Bond ETF

Fidelity Total Bond ETF

Annual Report

August 31, 2015

Contents

Performance and Management’s Discussion of Fund Performance	3	How each fund has done over time, the Portfolio Manager’s review of each fund’s performance and a summary of each fund’s holdings.

Shareholder Expense Example	9	An example of shareholder expenses.

Investments	10	A complete list of each fund’s investments with their market values.

Financial Statements	28	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.

Notes	32	Notes to the financial statements.

Report of Independent Registered Public Accounting Firm	37

Premium/Discount Analysis	38	Information regarding each fund’s NAV and market price.

Trustees and Officers	39

Distributions	45

To view a fund’s proxy voting guidelines and proxy voting record for the period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at http://www.sec.gov. You may also call 1-800-FIDELITY to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

© 2015 FMR LLC. All Rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent holdings listing on Fidelity’s web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report	2

Fidelity® Corporate Bond ETF

Performance

The information provided in the tables below shows you the performance of Fidelity® Corporate Bond ETF, with comparisons over different time periods to the fund’s relevant benchmark. Seeing the returns over different time periods can help you assess the fund’s performance against relevant measurements. The performance information includes cumulative total returns and is further explained in this section.*

The fund’s net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on NYSE Arca, Inc. (NYSE Arca) (normally 4:00 p.m. Eastern Time). The fund’s market price performance is based on the daily closing price of the shares of the fund on NYSE Arca. Since ETFs are bought and sold at prices set by the market – which can result in a premium or discount to NAV – the returns calculated using market price (market return) can differ from those calculated using NAV (NAV return). For information on these differences, please visit Fidelity.com or see the prospectus. The fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit fidelity.com/etfs/actively-managed-fixed-income-etfs/overview or call Fidelity. The performance data featured represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate; therefore, you may have a gain or loss when you sell your shares.

Fiscal Period Ended August 31, 2015
Cumulative Total Returns	Life of fundA
Fidelity Corporate Bond ETF – NAV	-0.26%
Fidelity Corporate Bond ETF – Market Price	-0.10%
Barclays® U.S. Credit Bond Index	0.22%

Cumulative total returns reflect performance over the period shown. This information represents returns as of the end of the fund’s fiscal period.

Period Ended September 30, 2015
Cumulative Total Returns	Life of fundA
Fidelity Corporate Bond ETF – NAV	-0.24%
Fidelity Corporate Bond ETF – Market Price	-0.33%
Barclays® U.S. Credit Bond Index	0.72%

This information shows the returns of the fund and its index for a different time period through the end of the most recent calendar quarter, as opposed to through the end of the fund’s fiscal period.

Average annual total returns take Fidelity Corporate Bond ETF’s cumulative total return and show you what would have happened if Fidelity Corporate Bond ETF’s shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

The fund’s expense ratio is 0.45%. Expense ratio is the total annual operating expense ratio from the most recent prospectus. A fund’s net expenses paid may be different. Please refer to the most recent prospectus for more information on a fund’s expenses.

A	From October 6, 2014.

*	Total returns are historical and include changes in share price and reinvestment of dividends and capital gains distributions, if any.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity Corporate Bond ETF – NAV on October 6, 2014, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays U.S. Credit Bond Index performed over the same period.

3	Annual Report

Fidelity® Corporate Bond ETF

Management’s Discussion of Fund Performance

Market Recap: U.S. taxable investment-grade bonds posted a modest gain for the 12 months ending August 31, 2015, driven entirely by coupon (stated interest) payments amid expectations for an eventual hike in policy interest rates. The Barclays® U.S. Aggregate Bond Index returned 1.56% for the period. Longer-term bond yields trended lower and bottomed out in February on concerns about economic growth. They then trended higher until June due to expectations for higher policy interest rates. Yet the U.S. Federal Reserve took no action amid continued-low inflationary pressure and dampened economic expectations. Late in the period, market volatility spiked to roughly a four-year high in an environment of decreased bond issuance, weaker economic data emanating from China and falling crude-oil prices, all of which combined to lower expectations for a near-term rate increase while also raising demand for bonds, thus lowering yields. Among sectors in the Barclays index, U.S. Treasury bonds (+2%) strongly outperformed corporate bonds (-1%), as credit spreads – the yield premiums demanded by investors for holding riskier bonds – widened for much of the period. Outside of the index, high-yield declined and was among the weakest sectors. At period end, the Fed kept alive the chance that it may raise rates in 2015, but market expectations of a move before October decreased significantly.

Comments from Lead Portfolio Manager Michael Plage and Co-Portfolio Manager David Prothro: From inception on October 6, 2014, through August 31, 2015, the fund lagged (on both a net asset value and market price basis) the 0.22% return of the benchmark Barclays® U.S. Credit Bond Index. Given the uncertain macro backdrop, we had a more defensive strategy this period, particularly in the industrials sector, partly due to falling commodity prices. Relative performance was hampered by exposure to select energy and communications issuers. Additionally, energy holdings within the government agencies sector, including bonds issued by government-owned energy companies, further hampered our relative result. The portfolio’s overall credit quality was modestly lower than that of the benchmark, dampening performance. On the plus side, our emphasis on financial institutions worked well, and the fund benefited both from overweighting the sector and from solid selection within the group. Bonds issued by banks, real estate investment trusts (REITs) and life insurance companies helped the most. Elsewhere, a small out-of-benchmark position in long-dated U.S. Treasuries also contributed. Within commodities, largely avoiding metals & mining partially offset a negative result from our energy holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Quality Diversification (% of fund’s net assets)

As of August 31, 2015

We have used ratings from Moody’s Investors Service, Inc. Where Moody’s® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund’s net assets)

As of August 31, 2015

Annual Report	4

Fidelity® Limited Term Bond ETF

Performance

The information provided in the tables below shows you the performance of Fidelity® Limited Term Bond ETF, with comparisons over different time periods to the fund’s relevant benchmarks – including appropriate indices. Seeing the returns over different time periods can help you assess the fund’s performance against relevant measurements. The performance information includes cumulative total returns and is further explained in this section.*

The fund’s net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on NYSE Arca, Inc. (NYSE Arca) (normally 4:00 p.m. Eastern Time). The fund’s market price performance is based on the daily closing price of the shares of the fund on NYSE Arca. Since ETFs are bought and sold at prices set by the market – which can result in a premium or discount to NAV – the returns calculated using market price (market return) can differ from those calculated using NAV (NAV return). For information on these differences, please visit Fidelity.com or see the prospectus. The fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit fidelity.com/etfs/actively-managed-fixed-income-etfs/overview or call Fidelity. The performance data featured represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate; therefore, you may have a gain or loss when you sell your shares.

Fiscal Period Ended August 31, 2015
Cumulative Total Returns	Life of fundA
Fidelity Limited Term Bond ETF – NAV	1.22%
Fidelity Limited Term Bond ETF – Market Price	1.78%
Barclays U.S. 1-5 Year Government/Credit Bond Index	1.29%
Fidelity Limited Term Composite IndexSM	1.20%
Barclays U.S. 1-5 Year Credit Bond Index	1.17%
Barclays U.S. 1-5 Year Government Bond Index	1.35%

Cumulative total returns reflect performance over the period shown. This information represents returns as of the end of the fund’s fiscal period.

Period Ended September 30, 2015
Cumulative Total Returns	Life of fundA
Fidelity Limited Term Bond ETF – NAV	1.56%
Fidelity Limited Term Bond ETF – Market Price	2.18%
Barclays U.S. 1-5 Year Government/Credit Bond Index	1.77%
Fidelity Limited Term Composite IndexSM	1.63%
Barclays U.S. 1-5 Year Credit Bond Index	1.57%
Barclays U.S. 1-5 Year Government Bond Index	1.87%

This information shows the returns of the fund and its indices for a different time period through the end of the most recent calendar quarter, as opposed to through the end of the fund’s fiscal period.

Average annual total returns take Fidelity Limited Term Bond ETF’s cumulative total return and show you what would have happened if Fidelity Limited Term Bond ETF’s shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

The fund’s expense ratio is 0.45%. Expense ratio is the total annual operating expense ratio from the most recent prospectus. A fund’s net expenses paid may be different. Please refer to the most recent prospectus for more information on a fund’s expenses.

A	From October 6, 2014.

*	Total returns are historical and include changes in share price and reinvestment of dividends and capital gains distributions, if any.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity Limited Term Bond ETF – NAV on October 6, 2014, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays U.S. 1-5 Year Government/Credit Bond Index performed over the same period.

5	Annual Report

Fidelity® Limited Term Bond ETF

Management’s Discussion of Fund Performance

Market Recap: U.S. taxable investment-grade bonds posted a modest gain for the 12 months ending August 31, 2015, driven entirely by coupon (stated interest) payments amid expectations for an eventual hike in policy interest rates. The Barclays® U.S. Aggregate Bond Index returned 1.56% for the period. Longer-term bond yields trended lower and bottomed out in February on concerns about economic growth. They then trended higher until June due to expectations for higher policy interest rates. Yet the U.S. Federal Reserve took no action amid continued-low inflationary pressure and dampened economic expectations. Late in the period, market volatility spiked to roughly a four-year high in an environment of decreased bond issuance, weaker economic data emanating from China and falling crude-oil prices, all of which combined to lower expectations for a near-term rate increase while also raising demand for bonds, thus lowering yields. Among sectors in the Barclays index, U.S. Treasury bonds (+2%) strongly outperformed corporate bonds (-1%), as credit spreads – the yield premiums demanded by investors for holding riskier bonds – widened for much of the period. Outside of the index, high-yield declined and was among the weakest sectors. At period end, the Fed kept alive the chance that it may raise rates in 2015, but market expectations of a move before October decreased significantly.

Comments from Lead Portfolio Manager Rob Galusza: From inception on October 6, 2014, through August 31, 2015, the fund slightly lagged (on both a net asset value and market price basis) the 1.29% return of the benchmark Barclays® U.S. 1-5 Year Government/Credit Bond Index. Versus the benchmark, we were hurt by wider spreads – or yields relative to U.S. Treasury investments – in the corporate bond market, as well as a high level of corporate bond issuance. We did, however, have good corporate bond picks. Underweighting Treasury investments hampered the fund’s relative return, as they benefited in a more-volatile environment later in the period. In general, longer-dated bonds hurt relative fund performance more than short-term debt. Conversely, helpful security selection among corporate bonds, as well as an overweighting in asset-backed securities, aided performance. Certain segments within industrial credit also did well, as did debt securities with exposure to financially stronger U.S. consumers. Overall, we tried to stay focused on what we considered stable sources of returns that we thought could repeatedly add value. At period end, the fund focused on what I considered “go to” areas, including bonds backed by banking, insurance and tobacco companies, and also had reduced exposure to Treasury and agency securities.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Quality Diversification (% of fund’s net assets)

As of August 31, 2015

We have used ratings from Moody’s Investors Service, Inc. Where Moody’s® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund’s net assets)

As of August 31, 2015

Annual Report	6

Fidelity® Total Bond ETF

Performance

The information provided in the tables below shows you the performance of Fidelity® Total Bond ETF, with comparisons over different time periods to the fund’s relevant benchmarks – including appropriate indices. Seeing the returns over different time periods can help you assess the fund’s performance against relevant measurements. The performance information includes cumulative total returns and is further explained in this section.*

The fund’s net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on NYSE Arca, Inc. (NYSE Arca) (normally 4:00 p.m. Eastern Time). The fund’s market price performance is based on the daily closing price of the shares of the fund on NYSE Arca. Since ETFs are bought and sold at prices set by the market – which can result in a premium or discount to NAV – the returns calculated using market price (market return) can differ from those calculated using NAV (NAV return). For information on these differences, please visit Fidelity.com or see the prospectus. The fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit fidelity.com/etfs/actively-managed-fixed-income-etfs/overview or call Fidelity. The performance data featured represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate; therefore, you may have a gain or loss when you sell your shares.

Fiscal Period Ended August 31, 2015
Cumulative Total Returns	Life of fundA
Fidelity Total Bond ETF – NAV	0.83%
Fidelity Total Bond ETF – Market Price	1.16%
Barclays U.S. Aggregate Bond Index	1.72%
Barclays U.S. Universal Bond Index	1.42%

Cumulative total returns reflect performance over the period shown. This information represents returns as of the end of the fund’s fiscal period.

Period Ended September 30, 2015
Cumulative Total Returns	Life of fundA
Fidelity Total Bond ETF – NAV	0.04%
Fidelity Total Bond ETF – Market Price	-0.38%
Barclays U.S. Aggregate Bond Index	2.40%
Barclays U.S. Universal Bond Index	1.81%

This information shows the returns of the fund and its indices for a different time period through the end of the most recent calendar quarter, as opposed to through the end of the fund’s fiscal period.

Average annual total returns take Fidelity Total Bond ETF’s cumulative total return and show you what would have happened if Fidelity Total Bond ETF’s shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

The fund’s expense ratio is 0.45%. Expense ratio is the total annual operating expense ratio from the most recent prospectus. A fund’s net expenses paid may be different. Please refer to the most recent prospectus for more information on a fund’s expenses.

A	From October 6, 2014.

*	Total returns are historical and include changes in share price and reinvestment of dividends and capital gains distributions, if any.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity Total Bond ETF – NAV on October 6, 2014, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays U.S. Aggregate Bond Index performed over the same period.

7	Annual Report

Fidelity® Total Bond ETF

Management’s Discussion of Fund Performance

Market Recap: U.S. taxable investment-grade bonds posted a modest gain for the 12 months ending August 31, 2015, driven entirely by coupon (stated interest) payments amid expectations for an eventual hike in policy interest rates. The Barclays® U.S. Aggregate Bond Index returned 1.56% for the period. Longer-term bond yields trended lower and bottomed out in February on concerns about economic growth. They then trended higher until June due to expectations for higher policy interest rates. Yet the U.S. Federal Reserve took no action amid continued-low inflationary pressure and dampened economic expectations. Late in the period, market volatility spiked to roughly a four-year high in an environment of decreased bond issuance, weaker economic data emanating from China and falling crude-oil prices, all of which combined to lower expectations for a near-term rate increase while also raising demand for bonds, thus lowering yields. Among sectors in the Barclays index, U.S. Treasury bonds (+2%) strongly outperformed corporate bonds (-1%), as credit spreads – the yield premiums demanded by investors for holding riskier bonds – widened for much of the period. Outside of the index, high-yield declined and was among the weakest sectors. At period end, the Fed kept alive the chance that it may raise rates in 2015, but market expectations of a move before October decreased significantly.

Comments from Lead Portfolio Manager Ford O’Neil: From inception on October 6, 2014, through August 31, 2015, the fund lagged (on both a net asset value and market price basis) the 1.72% gain of the Barclays U.S. Aggregate index. I continued to take the investment approach I’ve used since the inception of the fund because I think it is the best way to achieve my goal of beating our primary benchmark over longer periods of time. I have ultimate authority and accountability for asset allocations decisions, as well as for securities selection in the investment-grade portion of the fund. I also tap the best ideas of Fidelity’s fixed-income specialists. Since we don’t chase yield, we believe it’s important to fully understand the risk/return profile of each of our investments to ensure we’re assuming a reasonable trade-off by owning them. Sector selection detracted most from relative performance, especially underweighting comparatively strong U.S. Treasuries and overweighting the lagging high-yield corporate, emerging-markets debt and investment-grade credit sectors. Conversely, good picks among both high-yield and investment-grade corporate securities was a plus, as was yield-curve positioning. However, security selection among government-related bonds hurt, particularly holdings in taxable municipal bonds issued by Illinois and Chicago.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Quality Diversification (% of fund’s net assets)

As of August 31, 2015

We have used ratings from Moody’s Investors Service, Inc. Where Moody’s® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund’s net assets)

As of August 31, 2015

Annual Report	8

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2015 to August 31, 2015).

Actual Expenses

For each fund, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in each Fund’s annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

For each fund, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in each Fund’s annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense RatioA	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During PeriodB March 1, 2015 to August 31, 2015
Fidelity Corporate Bond ETF	.45%
Actual		$1,000.00	$969.90	$2.23
HypotheticalC		$1,000.00	$1,022.90	$2.29
Fidelity Limited Term Bond ETF	.45%
Actual		$1,000.00	$1,003.50	$2.27
HypotheticalC		$1,000.00	$1,022.90	$2.29
Fidelity Total Bond ETF	.45%
Actual		$1,000.00	$985.20	$2.25
HypotheticalC		$1,000.00	$1,022.90	$2.29

A	Annualized expense ratio reflects expenses net of applicable fee waivers.

B	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

C	5% return per year before expenses.

9	Annual Report

Fidelity Corporate Bond ETF

Investments August 31, 2015

Showing Percentage of Net Assets

Nonconvertible Bonds – 93.3%
	Principal Amount	Value
CONSUMER DISCRETIONARY – 10.6%
Automobiles – 0.7%
General Motors Co. 5.20% 4/1/45	$200,000	$187,778

Diversified Consumer Services – 0.0%
Ingersoll-Rand Luxembourg Finance S.A. 2.625% 5/1/20	12,000	11,895

Hotels, Restaurants & Leisure – 0.8%
McDonald’s Corp. 6.30% 3/1/38	200,000	237,196

Household Durables – 2.3%
DR Horton, Inc. 3.75% 3/1/19	425,000	428,451
Toll Brothers Finance Corp. 4.375% 4/15/23	255,000	250,537

		678,988

Media – 6.8%
Comcast Corp. 4.50% 1/15/43	306,000	302,007
Discovery Communications LLC 4.875% 4/1/43	255,000	219,082
Nielsen Finance LLC / Nielsen Finance Co. 4.50% 10/1/20	323,000	328,249
Time Warner Cable, Inc.:
4.50% 9/15/42	100,000	79,908
5.85% 5/1/17	765,000	811,521
6.20% 3/15/40	221,000	246,458

		1,987,225

TOTAL CONSUMER DISCRETIONARY		3,103,082

CONSUMER STAPLES – 2.8%
Beverages – 1.5%
Constellation Brands, Inc. 3.75% 5/1/21	425,000	428,719

Food & Staples Retailing – 0.8%
CVS Health Corp.:
1.90% 7/20/18	27,000	27,078
2.80% 7/20/20	26,000	26,264
3.50% 7/20/22	15,000	15,324
4.875% 7/20/35	150,000	154,319

		222,985

Food Products – 0.1%
The JM Smucker Co. 2.50% 3/15/20 (a)	47,000	46,744

Tobacco – 0.4%
Reynolds American, Inc.:
3.25% 6/12/20	12,000	12,151
4.00% 6/12/22	10,000	10,267
4.45% 6/12/25	48,000	49,269
5.70% 8/15/35	8,000	8,474
5.85% 8/15/45	34,000	36,739

		116,900

TOTAL CONSUMER STAPLES		815,348

	Principal Amount	Value
ENERGY – 18.0%
Energy Equipment & Services – 2.7%
DCP Midstream LLC 5.85% 5/21/43 (a)(b)	$400,000	$306,000
El Paso Pipeline Partners Operating Co. LLC 5.00% 10/1/21	238,000	243,361
Ensco PLC:
5.20% 3/15/25	16,000	14,298
5.75% 10/1/44	16,000	12,053
TransCanada PipeLines Ltd. 4.625% 3/1/34	238,000	227,758

		803,470

Oil, Gas & Consumable Fuels – 15.3%
Anadarko Petroleum Corp. 6.375% 9/15/17	374,000	404,642
Apache Corp. 4.25% 1/15/44	125,000	105,471
Canadian Natural Resources Ltd. 3.90% 2/1/25	172,000	158,840
Cenovus Energy, Inc. 5.70% 10/15/19	27,000	29,495
Chesapeake Energy Corp. 6.125% 2/15/21	289,000	223,796
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP:
1.70% 5/1/18 (a)	160,000	159,121
2.45% 5/1/20 (a)	30,000	29,874
EnLink Midstream Partners LP 2.70% 4/1/19	255,000	251,066
Noble Energy, Inc. 5.05% 11/15/44	200,000	177,636
Petrobras International Finance Co. Ltd.:
3.875% 1/27/16	306,000	305,838
5.375% 1/27/21	306,000	269,739
Petroleos Mexicanos:
5.50% 6/27/44	200,000	173,050
5.625% 1/23/46 (a)	165,000	146,850
6.00% 3/5/20	374,000	407,473
Phillips 66 Co. 4.875% 11/15/44	170,000	161,584
Shell International Finance BV:
3.25% 5/11/25	200,000	196,862
4.125% 5/11/35	200,000	193,722
Southwestern Energy Co. 4.95% 1/23/25	100,000	91,771
Talisman Energy, Inc. 5.50% 5/15/42	238,000	199,752
The Williams Companies., Inc. 5.75% 6/24/44	255,000	207,393
Weatherford International Ltd. 5.95% 4/15/42	221,000	169,191
Williams Partners LP 3.35% 8/15/22	425,000	390,330

		4,453,496

TOTAL ENERGY		5,256,966

See accompanying notes which are an integral part of the financial statements.

Annual Report	10

Nonconvertible Bonds – continued
	Principal Amount	Value
FINANCIALS – 49.4%
Banks – 17.0%
Bank of America Corp.:
4.20% 8/26/24	$255,000	$252,663
4.25% 10/22/26	40,000	39,328
6.00% 9/1/17	510,000	550,098
Barclays PLC 2.75% 11/8/19	200,000	199,384
BPCE S.A. 5.15% 7/21/24 (a)	224,000	227,024
CIT Group, Inc. 3.875% 2/19/19	425,000	425,000
Citigroup, Inc. 4.40% 6/10/25	400,000	402,121
Citizens Financial Group, Inc. 4.35% 8/1/25	145,000	145,986
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 4.625% 12/1/23	256,000	263,231
Discover Bank 3.20% 8/9/21	256,000	251,655
Fifth Third Bancorp 8.25% 3/1/38	170,000	240,671
JPMorgan Chase & Co.:
4.125% 12/15/26	300,000	297,677
4.95% 6/1/45	200,000	199,561
Regions Bank 7.50% 5/15/18	512,000	580,706
Royal Bank of Scotland Group PLC:
5.125% 5/28/24	240,000	242,000
6.00% 12/19/23	408,000	435,247
Wells Fargo & Co. 4.65% 11/4/44	200,000	195,304

		4,947,656

Capital Markets – 5.1%
Goldman Sachs Group, Inc.:
2.375% 1/22/18	629,000	635,201
3.75% 5/22/25	150,000	149,238
3.85% 7/8/24	255,000	257,037
Morgan Stanley 4.875% 11/1/22	408,000	431,663

		1,473,139

Consumer Finance – 6.0%
Ally Financial, Inc. 4.75% 9/10/18	408,000	420,750
Discover Financial Services 5.20% 4/27/22	391,000	412,418
Ford Motor Credit Co. LLC 5.875% 8/2/21	352,000	395,030
Synchrony Financial:
3.00% 8/15/19	255,000	255,395
3.75% 8/15/21	255,000	252,891

		1,736,484

Diversified Financial Services – 4.3%
Aon PLC 4.75% 5/15/45	161,000	154,286
BP Capital Markets PLC 3.561% 11/1/21	255,000	262,400
Janus Capital Group, Inc. 4.875% 8/1/25	104,000	104,437
McGraw Hill Financial, Inc.:
3.30% 8/14/20 (a)	145,000	145,919
4.00% 6/15/25 (a)	162,000	156,640

	Principal Amount	Value
Moody’s Corp. 4.50% 9/1/22	$408,000	$432,906

		1,256,588

Insurance – 5.6%
Hartford Financial Services Group, Inc. 5.125% 4/15/22	374,000	415,276
Marsh & McLennan Companies, Inc. 4.05% 10/15/23	238,000	245,090
Massachusetts Mutual Life Insurance Co. 4.50% 4/15/65 (a)	61,000	55,316
Pacific LifeCorp. 5.125% 1/30/43 (a)	306,000	313,699
Prudential Financial, Inc. 5.375% 5/15/45 (b)	34,000	33,628
Unum Group 4.00% 3/15/24	255,000	263,107
Voya Financial, Inc.:
5.50% 7/15/22	221,000	248,983
5.70% 7/15/43	64,000	72,603

		1,647,702

Real Estate Investment Trusts (REITs) – 4.0%
DDR Corp.:
3.50% 1/15/21	255,000	256,089
7.50% 4/1/17	374,000	405,202
Healthcare Trust of America Holdings LP 3.375% 7/15/21	255,000	252,792
Lexington Realty Trust 4.40% 6/15/24	255,000	256,686

		1,170,769

Real Estate Management & Development – 7.4%
BioMed Realty LP 2.625% 5/1/19	429,000	428,341
Corporate Office Properties LP:
3.60% 5/15/23	169,000	155,098
3.70% 6/15/21	425,000	418,377
Essex Portfolio LP 5.50% 3/15/17	391,000	412,420
Liberty Property LP 4.40% 2/15/24	238,000	244,820
Mack-Cali Realty LP 4.50% 4/18/22	255,000	254,154
Ventas Realty LP 3.75% 5/1/24	255,000	249,635

		2,162,845

TOTAL FINANCIALS		14,395,183

HEALTH CARE – 2.2%
Health Care Equipment & Supplies – 0.5%
Becton Dickinson & Co.:
3.734% 12/15/24	134,000	133,463
4.685% 12/15/44	12,000	11,774

		145,237

Health Care Providers & Services – 0.8%
Cardinal Health, Inc. 1.95% 6/15/18	9,000	8,985
UnitedHealth Group, Inc.:
3.75% 7/15/25	150,000	153,544
4.625% 7/15/35	21,000	21,904

See accompanying notes which are an integral part of the financial statements.

11	Annual Report

Fidelity Corporate Bond ETF

Investments – continued

Nonconvertible Bonds – continued
	Principal Amount	Value
HEALTH CARE – continued
Health Care Providers & Services – continued
UnitedHealth Group, Inc.: – continued
4.75% 7/15/45	$52,000	$54,420

		238,853

Life Sciences Tools & Services – 0.3%
Thermo Fisher Scientific, Inc. 3.30% 2/15/22	84,000	81,879

Pharmaceuticals – 0.6%
AbbVie, Inc. 3.20% 11/6/22	32,000	31,601
Actavis Funding SCS 4.55% 3/15/35	157,000	143,927

		175,528

TOTAL HEALTH CARE		641,497

INDUSTRIALS – 1.5%
Trading Companies & Distributors – 1.5%
Air Lease Corp. 3.875% 4/1/21	425,000	429,250

MATERIALS – 1.6%
Chemicals – 0.8%
Monsanto Co. 4.20% 7/15/34	255,000	233,722

Metals & Mining – 0.8%
Anglo American Capital PLC 3.625% 5/14/20 (a)	32,000	30,425
Freeport-McMoRan, Inc.:
2.30% 11/14/17	28,000	26,040
5.45% 3/15/43	255,000	181,050

		237,515

TOTAL MATERIALS		471,237

TELECOMMUNICATION SERVICES – 4.2%
Diversified Telecommunication Services – 3.3%
AT&T, Inc.:
4.50% 5/15/35	115,000	105,356
4.75% 5/15/46	62,000	56,530
5.55% 8/15/41	221,000	221,436
Verizon Communications, Inc.:
6.40% 9/15/33	204,000	232,609
6.55% 9/15/43	300,000	354,229

		970,160

Media – 0.9%
21st Century Fox America, Inc. 6.15% 2/15/41	221,000	248,506

TOTAL TELECOMMUNICATION SERVICES		1,218,666

UTILITIES – 3.0%
Electric Utilities – 1.9%
American Electric Power Co., Inc. 2.95% 12/15/22	255,000	246,275
Exelon Corp. 3.95% 6/15/25	30,000	30,040
Florida Gas Transmission Co., LLC 4.35% 7/15/25 (a)	150,000	146,290

	Principal Amount	Value
IPALCO Enterprises, Inc. 3.45% 7/15/20 (a)	$52,000	$51,090
Puget Energy, Inc. 3.65% 5/15/25 (a)	78,000	75,854

		549,549

Multi-Utilities – 1.1%
DPL, Inc. 7.25% 10/15/21	306,000	315,563

TOTAL UTILITIES		865,112

TOTAL NONCONVERTIBLE BONDS (Cost $28,167,092)		27,196,341

Foreign Government and Government Agency Obligations – 1.3%

Banco Nacional de Desenvolvimento Economico e Social 4.00% 4/14/19 (a) (Cost $384,000)	384,000	366,720

Municipal Securities – 1.6%

Illinois Gen. Oblig. Series 2011 5.877% 3/1/19 (Cost $462,949)	425,000	464,245

U.S. Treasury Obligations – 0.7%

U.S. Treasury Bonds 2.875% 8/15/45 (Cost $215,051)	210,000	206,637

Money Market Funds – 2.0%
	Shares
Fidelity Cash Central Fund, 0.15% (c) (Cost $592,521)	592,521	592,521

TOTAL INVESTMENT PORTFOLIO – 98.9% (Cost $29,821,613)		28,826,464

NET OTHER ASSETS (LIABILITIES) – 1.1%		325,897

NET ASSETS – 100%		$29,152,361

Legend

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,257,566 or 7.7% of net assets.

(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(c)	Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund’s financial statements, which are not covered by the Fund’s Report of Independent Registered Public Accounting Firm, are available on the SEC’s website or upon request.

See accompanying notes which are an integral part of the financial statements.

Annual Report	12

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,146

Other Information

The following is a summary of the inputs used, as of August 31, 2015, involving the Fund’s assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$27,196,341	$—	$27,196,341	$—
Foreign Government and Government Agency Obligations	366,720	—	366,720	—
Municipal Securities	464,245	—	464,245	—
U.S. Treasury Obligations	206,637	—	206,637	—
Money Market Funds	592,521	592,521	—	—

Total Investments in Securities:	$28,826,464	$592,521	$28,233,943	$—

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	82.3%
United Kingdom	4.6%
Netherlands	4.2%
Mexico	2.5%
Canada	2.1%
Brazil	1.3%
Others (Individually Less Than 1%)	1.9%

98.9%

See accompanying notes which are an integral part of the financial statements.

13	Annual Report

Fidelity Limited Term Bond ETF

Investments August 31, 2015

Showing Percentage of Net Assets

Nonconvertible Bonds – 79.8%
	Principal Amount	Value
CONSUMER DISCRETIONARY – 5.4%
Automobiles – 1.9%
Daimler Finance North America LLC:
1.65% 5/18/18 (a)	$150,000	$148,496
1.875% 1/11/18 (a)	302,000	301,766
Volkswagen Group of America Finance LLC 2.40% 5/22/20 (a)	200,000	198,221
Volkswagen International Finance N.V. 2.125% 11/20/18 (a)	250,000	250,280

		898,763

Hotels, Restaurants & Leisure – 0.2%
Starbucks Corp. 0.875% 12/5/16	82,000	81,939

Household Durables – 0.1%
DR Horton, Inc. 3.75% 3/1/19	72,000	72,585

Media – 3.2%
CCO Safari II LLC 3.579% 7/23/20 (a)	172,000	171,463
Cox Communications, Inc. 6.25% 6/1/18 (a)	235,000	258,232
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.:
1.75% 1/15/18	28,000	27,598
2.40% 3/15/17	48,000	48,314
Discovery Communications LLC 5.05% 6/1/20	80,000	86,730
The Walt Disney Co. 1.85% 5/30/19	308,000	307,806
Time Warner Cable, Inc. 5.85% 5/1/17	141,000	149,574
Time Warner, Inc. 2.10% 6/1/19	121,000	119,352
Viacom, Inc.:
2.20% 4/1/19	183,000	177,889
6.125% 10/5/17	172,000	185,717

		1,532,675

TOTAL CONSUMER DISCRETIONARY		2,585,962

CONSUMER STAPLES – 10.1%
Beverages – 1.8%
Anheuser-Busch InBev Finance, Inc.:
1.25% 1/17/18	344,000	341,858
2.15% 2/1/19	336,000	338,050
Heineken N.V. 1.40% 10/1/17 (a)	160,000	159,442

		839,350

Food & Staples Retailing – 1.4%
CVS Health Corp. 2.25% 12/5/2018 to 8/12/2019	623,000	627,693
Kroger Co. 2.30% 1/15/19	59,000	58,954

		686,647

Food Products – 3.6%
ConAgra Foods, Inc. 2.10% 3/15/18	59,000	58,586

	Principal Amount	Value
General Mills, Inc.:
1.40% 10/20/17	$64,000	$63,789
2.20% 10/21/19	32,000	31,880
5.70% 2/15/17	344,000	365,238
Kraft Heinz Foods Co. 1.60% 6/30/17 (a)	344,000	343,694
The JM Smucker Co.:
1.75% 3/15/18 (a)	190,000	189,742
2.50% 3/15/20 (a)	295,000	293,392
Tyson Foods, Inc. 2.65% 8/15/19	384,000	383,150

		1,729,471

Household Products – 0.1%
The Procter & Gamble Co. 4.70% 2/15/19	22,000	24,216

Tobacco – 3.2%
BAT International Finance PLC:
1.85% 6/15/18 (a)	230,000	229,822
2.75% 6/15/20 (a)	230,000	233,162
Philip Morris International, Inc.:
1.25% 8/11/17	77,000	76,888
1.875% 1/15/19	277,000	276,408
Reynolds American, Inc.:
2.30% 6/12/18	617,000	620,748
3.25% 6/12/20	57,000	57,717

		1,494,745

TOTAL CONSUMER STAPLES		4,774,429

ENERGY – 5.1%
Energy Equipment & Services – 0.3%
Cameron International Corp. 6.375% 7/15/18	42,000	46,280
Noble Holding International Ltd.:
2.50% 3/15/17	64,000	60,769
4.00% 3/16/18	9,000	8,887
4.90% 8/1/20	44,000	40,406

		156,342

Oil, Gas & Consumable Fuels – 4.8%
Canadian Natural Resources Ltd. 5.90% 2/1/18	284,000	305,701
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP 1.70% 5/1/18 (a)	352,000	350,066
Columbia Pipeline Group, Inc.:
2.45% 6/1/18 (a)	60,000	59,838
3.30% 6/1/20 (a)	41,000	40,901
ConocoPhillips Co.:
1.50% 5/15/18	100,000	99,467
2.20% 5/15/20	24,000	23,797
DCP Midstream Operating LP 2.70% 4/1/19	11,000	9,672
Encana Corp. 6.50% 5/15/19	64,000	70,025

See accompanying notes which are an integral part of the financial statements.

Annual Report	14

Nonconvertible Bonds – continued
	Principal Amount	Value
ENERGY – continued
Oil, Gas & Consumable Fuels – continued
Enterprise Products Operating LLC 1.65% 5/7/18	$244,000	$242,009
Kinder Morgan, Inc. 2.00% 12/1/17	187,000	185,160
Petrobras International Finance Co. Ltd. 5.875% 3/1/18	277,000	271,806
Petroleos Mexicanos 3.50% 7/18/18	235,000	239,465
Shell International Finance BV 2.125% 5/11/20	94,000	93,333
Southwestern Energy Co. 3.30% 1/23/18	84,000	83,743
Total Capital Canada Ltd. 1.45% 1/15/18	44,000	43,879
TransCanada PipeLines Ltd. 1.875% 1/12/18	130,000	130,406

		2,249,268

TOTAL ENERGY		2,405,610

FINANCIALS – 38.1%
Banks – 17.3%
Bank of America Corp.:
1.70% 8/25/17	400,000	399,312
2.00% 1/11/18	345,000	344,932
2.65% 4/1/19	451,000	454,710
BNP Paribas S.A. 1.375% 3/17/17	489,000	488,561
CIT Group, Inc. 3.875% 2/19/19	162,000	162,000
Citigroup, Inc.:
1.75% 5/1/18	930,000	922,784
1.85% 11/24/17	61,000	60,967
2.15% 7/30/18	86,000	85,924
2.50% 7/29/19	286,000	285,715
Credit Suisse AG 2.30% 5/28/19	258,000	257,997
Discover Bank 2.60% 11/13/18	250,000	250,285
Fifth Third Bancorp 2.875% 7/27/20	172,000	172,003
ING Bank N.V. 1.80% 3/16/18 (a)	200,000	199,465
Intesa Sanpaolo SpA 3.875% 1/16/18	215,000	220,727
JPMorgan Chase & Co.:
1.625% 5/15/18	792,000	784,410
2.20% 10/22/19	44,000	43,625
2.25% 1/23/20	327,000	322,738
Mizuho Corporate Bank Ltd. 2.40% 3/26/20 (a)	200,000	199,090
Nordea Bank AB 1.625% 5/15/18 (a)	200,000	198,871
Regions Financial Corp. 2.00% 5/15/18	250,000	248,656
Royal Bank of Canada 1.50% 1/16/18	160,000	159,346

	Principal Amount	Value
Royal Bank of Scotland Group PLC 1.875% 3/31/17	$292,000	$290,357
SunTrust Banks, Inc. 2.50% 5/1/19	348,000	349,870
The Bank of Tokyo-Mitsubishi UFJ Ltd. 2.30% 3/5/20 (a)	279,000	275,895
The Toronto Dominion Bank 1.40% 4/30/18	491,000	486,218
Wells Fargo & Co.:
2.15% 1/15/19	397,000	397,809
2.60% 7/22/20	95,000	95,101
Westpac Banking Corp. 1.60% 1/12/18	44,000	44,058

		8,201,426

Capital Markets – 3.4%
Goldman Sachs Group, Inc. 2.625% 1/31/19	625,000	631,314
Morgan Stanley:
1.875% 1/5/18	402,000	401,988
2.375% 7/23/19	395,000	394,670
2.65% 1/27/20	109,000	109,052
4.875% 11/1/22	48,000	50,784

		1,587,808

Consumer Finance – 7.5%
American Express Credit Corp. 2.125% 3/18/19	235,000	234,110
American Honda Finance Corp.:
2.125% 10/10/18	344,000	345,818
2.15% 3/13/20	160,000	159,034
Capital One Financial Corp. 2.45% 4/24/19	454,000	449,613
Caterpillar Financial Services Corp. 1.30% 3/1/18	55,000	54,603
Discover Financial Services 6.45% 6/12/17	32,000	34,610
Ford Motor Credit Co. LLC 3.157% 8/4/20	200,000	200,058
General Electric Capital Corp.:
1.625% 4/2/18	647,000	646,204
2.30% 1/14/19	160,000	161,654
5.625% 5/1/18	198,000	217,647
Hyundai Capital America:
2.00% 3/19/18 (a)	194,000	192,947
2.60% 3/19/20 (a)	305,000	301,959
Moody’s Corp. 2.75% 7/15/19	146,000	147,764
Synchrony Financial 3.00% 8/15/19	130,000	130,201
Toyota Motor Credit Corp. 1.375% 1/10/18	259,000	258,454

		3,534,676

See accompanying notes which are an integral part of the financial statements.

15	Annual Report

Fidelity Limited Term Bond ETF

Investments – continued

Nonconvertible Bonds – continued
	Principal Amount	Value
FINANCIALS – continued
Diversified Financial Services – 3.0%
BP Capital Markets PLC:
1.375% 5/10/18	$160,000	$158,126
2.237% 5/10/19	94,000	94,090
2.521% 1/15/20	125,000	125,979
Deutsche Bank AG 1.35% 5/30/17	467,000	463,744
General Motors Financial Co., Inc.:
2.40% 4/10/18	323,000	319,154
3.20% 7/13/20	172,000	169,703
McGraw Hill Financial, Inc. 2.50% 8/15/18 (a)	28,000	28,145
Washington Prime Group LP 3.85% 4/1/20 (a)	44,000	44,629

		1,403,570

Insurance – 3.6%
Aflac, Inc. 2.40% 3/16/20	117,000	117,066
American International Group, Inc.:
2.30% 7/16/19	215,000	214,359
5.85% 1/16/18	47,000	51,342
Aon Corp. 5.00% 9/30/20	77,000	84,770
Berkshire Hathaway Finance Corp. 1.30% 5/15/18	213,000	212,726
Marsh & McLennan Cos., Inc. 2.35% 3/6/20	32,000	31,960
MetLife, Inc. 1.756% 12/15/17	252,000	253,247
Metropolitan Life Global Funding I 2.00% 4/14/20 (a)	150,000	148,456
New York Life Global Funding 1.65% 5/15/17 (a)	91,000	91,511
Principal Life Global Funding II 2.20% 4/8/20 (a)	76,000	75,649
Prudential Financial, Inc. 2.30% 8/15/18	195,000	197,083
TIAA Asset Management Finance Co. LLC 2.95% 11/1/19 (a)	240,000	241,415

		1,719,584

Real Estate Investment Trusts (REITs) – 1.6%
Boston Properties LP 3.70% 11/15/18	324,000	338,452
Simon Property Group LP 1.50% 2/1/18 (a)	442,000	438,933

		777,385

Real Estate Management & Development – 1.7%
BioMed Realty LP 2.625% 5/1/19	281,000	280,569
ERP Operating LP:
3.375% 6/1/25	95,000	92,415
5.375% 8/1/16	162,000	168,150
Ventas Realty LP / Ventas Capital Corp. 4.00% 4/30/19	271,000	283,384

		824,518

TOTAL FINANCIALS		18,048,967

	Principal Amount	Value
HEALTH CARE – 7.3%
Biotechnology – 1.2%
Amgen, Inc.:
2.125% 5/1/20	$202,000	$196,943
2.20% 5/22/19	352,000	349,211
Celgene Corp. 2.125% 8/15/18	41,000	41,007

		587,161

Health Care Equipment & Supplies – 0.8%
Becton Dickinson & Co. 2.675% 12/15/19	288,000	287,983
Medtronic, Inc. 2.50% 3/15/20	32,000	31,972
Zimmer Biomet Holdings, Inc. 2.00% 4/1/18	84,000	83,548

		403,503

Health Care Providers & Services – 1.8%
Aetna, Inc. 1.50% 11/15/17	393,000	391,650
Cardinal Health, Inc. 1.95% 6/15/18	12,000	11,980
Express Scripts Holding Co. 1.25% 6/2/17	215,000	213,898
UnitedHealth Group, Inc.:
1.90% 7/16/18	94,000	94,243
2.70% 7/15/20	117,000	118,480

		830,251

Life Sciences Tools & Services – 1.4%
Thermo Fisher Scientific, Inc.:
1.85% 1/15/18	344,000	343,053
2.40% 2/1/19	314,000	313,261

		656,314

Pharmaceuticals – 2.1%
AbbVie, Inc.:
1.80% 5/14/18	128,000	127,113
2.50% 5/14/20	412,000	407,137
Actavis Funding SCS 2.35% 3/12/18	378,000	377,672
Zoetis, Inc. 1.875% 2/1/18	83,000	82,470

		994,392

TOTAL HEALTH CARE		3,471,621

INDUSTRIALS – 0.8%
Trading Companies & Distributors – 0.8%
Air Lease Corp.:
2.625% 9/4/18	43,000	42,891
4.75% 3/1/20	326,000	345,162

TOTAL INDUSTRIALS		388,053

INFORMATION TECHNOLOGY – 3.0%
Communications Equipment – 1.0%
Cisco Systems, Inc.:
1.65% 6/15/18	230,000	229,887
2.45% 6/15/20	230,000	232,119

		462,006

See accompanying notes which are an integral part of the financial statements.

Annual Report	16

Nonconvertible Bonds – continued
	Principal Amount	Value
INFORMATION TECHNOLOGY – continued
Electronic Equipment, Instruments & Components – 0.5%
Tyco Electronics Group S.A. 2.35% 8/1/19	$245,000	$244,936

IT Services – 1.0%
The Western Union Co. 3.65% 8/22/18	397,000	412,637
Xerox Corp. 2.75% 3/15/19	63,000	63,196

		475,833

Software – 0.1%
Oracle Corp. 2.50% 5/15/22	50,000	48,631

Technology Hardware, Storage & Peripherals – 0.4%
Hewlett-Packard Co. 2.75% 1/14/19	188,000	189,827

TOTAL INFORMATION TECHNOLOGY		1,421,233

MATERIALS – 2.1%
Chemicals – 0.7%
Ecolab, Inc. 1.55% 1/12/18	344,000	340,647

Metals & Mining – 1.4%
Freeport-McMoRan, Inc. 2.30% 11/14/17	255,000	237,150
Rio Tinto Finance (U.S.A.) PLC 6.50% 7/15/18	372,000	414,241

		651,391

TOTAL MATERIALS		992,038

TELECOMMUNICATION SERVICES – 3.8%
Diversified Telecommunication Services – 3.8%
AT&T, Inc.:
2.375% 11/27/18	421,000	423,334
2.45% 6/30/20	389,000	385,329
CenturyLink, Inc. 5.15% 6/15/17	162,000	166,050
Verizon Communications, Inc.:
3.65% 9/14/18	598,000	626,861
5.50% 2/15/18	198,000	214,801

TOTAL TELECOMMUNICATION SERVICES		1,816,375

UTILITIES – 4.1%
Electric Utilities – 2.2%
Duke Energy Carolinas LLC 5.10% 4/15/18	108,000	117,376
Duke Energy Corp. 1.625% 8/15/17	371,000	371,898
Eversource Energy 4.50% 11/15/19	78,000	83,868
Exelon Corp.:
1.55% 6/9/17	9,000	8,977
2.85% 6/15/20	176,000	175,610
FirstEnergy Corp. 2.75% 3/15/18	191,000	191,612

	Principal Amount	Value
TECO Finance, Inc. 0.884% 4/10/18 (b)	$91,000	$91,088

		1,040,429

Independent Power and Renewable Electricity Producers – 0.3%
Southern Power Co.:
1.50% 6/1/18	94,000	92,559
2.375% 6/1/20	27,000	26,462

		119,021

Multi-Utilities – 1.6%
Dominion Resources, Inc.:
1.90% 6/15/18	109,000	108,417
2.50% 12/1/19	148,000	148,345
NiSource Finance Corp. 6.40% 3/15/18	180,000	199,946
PacifiCorp 5.50% 1/15/19	75,000	83,449
WEC Energy Group, Inc.:
1.65% 6/15/18	41,000	40,924
2.45% 6/15/20	198,000	197,666

		778,747

TOTAL UTILITIES		1,938,197

TOTAL NONCONVERTIBLE BONDS (Cost $38,119,094)		37,842,485

Collateralized Mortgage Obligations – 5.9%

PRIVATE SPONSOR – 5.5%
Banc of America Commercial Mortgage Trust Series 2006-2, Class A4 5.925% 5/10/45 (b)	98,077	99,133
Banc of America Commercial Mortgage Trust Series 2006-3, Class A4 5.889% 7/10/44 (b)	60,372	61,461
Banc of America Commercial Mortgage Trust Series 2007-2, Class A4 5.782% 4/10/49 (b)	163,000	169,734
CD Mortgage Trust Series 2006-CD3, Class A5 5.617% 10/15/48	222,208	228,438
Citigroup Commercial Mortgage Trust Series 2006-C5, Class A4 5.431% 10/15/49	56,000	57,607
COMM Mortgage Trust Series 2014-CR15, Class A2 2.928% 2/10/47	457,657	470,886
COMM Mortgage Trust Series 2014-CR20, Class A2 2.801% 11/10/47	41,000	41,897
JPMorgan Chase Commercial Mortgage Securities Trust Series 2006-CB16, Class A4 5.552% 5/12/45	82,446	83,843
JPMorgan Chase Commercial Mortgage Securities Trust Series 2006-LDP7, Class A4 6.095% 4/15/45 (b)	34,460	35,041

See accompanying notes which are an integral part of the financial statements.

17	Annual Report

Fidelity Limited Term Bond ETF

Investments – continued

Collateralized Mortgage Obligations – continued
	Principal Amount	Value
PRIVATE SPONSOR – continued
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4 5.156% 2/15/31	$199,695	$200,176
LB-UBS Commercial Mortgage Trust Series 2007-C1, Class A4 5.424% 2/15/40	262,110	272,769
ML-CFC Commercial Mortgage Trust Series 2007-5, Class A4 5.378% 8/12/48	241,996	251,642
Morgan Stanley Capital I Trust Series 2007-IQ14, Class A4 5.692% 4/15/49 (b)	37,000	38,786
SCG Trust Series 2013-SRP1, Class A 1.587% 11/15/26 (a)(b)	231,000	229,751
Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A1A 5.749% 7/15/45 (b)	163,977	168,580
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class A1A 5.297% 11/15/48	167,726	174,728
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, Class A4 5.509% 4/15/47	38,000	38,764

TOTAL PRIVATE SPONSOR		2,623,236

U.S. GOVERNMENT AGENCY – 0.4%
Fannie Mae guaranteed REMIC Series 2015-28, Class P 2.50% 5/25/45	190,840	194,520

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $2,863,142)		2,817,756

U.S. Treasury Obligations – 4.5%

U.S. Treasury Notes:
1.125% 6/15/18	1,369,200	1,372,534
1.625% 7/31/20	750,000	752,500

TOTAL U.S. TREASURY OBLIGATIONS (Cost $2,123,875)		2,125,034

Asset-Backed Securities – 4.1%

Ally Auto Receivables Trust Series 2015-SN1, Class A3 1.21% 12/20/17	18,000	18,032
Ally Master Owner Trust Series 2014-4, Class A2 1.43% 6/17/19	326,000	327,260
Ally Master Owner Trust Series 2014-5, Class A2 1.60% 10/15/19	29,000	29,156
Ally Master Owner Trust Series 2015-3, Class A 1.63% 5/15/20	101,000	100,726

	Principal Amount	Value
AmeriCredit Automobile Receivables Trust Series 2013-5, Class A3 0.90% 9/10/18	$41,978	$41,947
AmeriCredit Automobile Receivables Trust Series 2015-2, Class A3 1.27% 1/8/20	179,000	178,710
Capital Auto Receivables Asset Trust Series 2014-3, Class A2 1.18% 12/20/17	49,000	48,972
Capital One Multi-Asset Execution Trust Series 2015-A1, Class A 1.39% 1/15/21	29,000	29,024
Capital One Multi-Asset Execution Trust Series 2015-A5, Class A5 1.60% 5/17/21	179,000	179,324
Chrysler Capital Auto Receivables Trust Series 2015-AA, Class A3 1.22% 7/15/19 (a)	172,000	171,623
CNH Equipment Trust Series 2014-C, Class A2 0.63% 12/15/17	32,895	32,868
Enterprise Fleet Financing LLC Series 2015-1, Class A2 1.30% 9/20/20 (a)	200,000	198,988
Ford Credit Floorplan Master Owner Trust Series 2015-1, Class A1 1.42% 1/15/20	76,000	75,780
Ford Credit Floorplan Master Owner Trust Series 2015-4, Class A1 1.77% 8/15/20	105,000	105,253
GM Financial Automobile Leasing Trust Series 2015-1, Class A3 1.53% 9/20/18	29,000	29,165
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65% 5/15/20 (a)	100,000	99,372
Hyundai Auto Lease Securitization Trust Series 2015-B, Class A3 1.40% 11/15/18 (a)	100,000	100,007
Volvo Financial Equipment LLC Series 2015-1A, Class A3 1.51% 6/17/19 (a)	194,000	194,708

TOTAL ASSET-BACKED SECURITIES (Cost $1,961,166)		1,960,915

Money Market Funds – 5.3%
	Shares
Fidelity Cash Central Fund, 0.15% (c) (Cost $2,489,135)	2,489,135	2,489,135

TOTAL INVESTMENT PORTFOLIO – 99.6% (Cost $47,556,412)		47,235,325

NET OTHER ASSETS (LIABILITIES) – 0.4%		172,267

NET ASSETS – 100%		$47,407,592

See accompanying notes which are an integral part of the financial statements.

Annual Report	18

Legend

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,659,931 or 14.0% of net assets.

(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(c)	Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund’s financial statements, which are not covered by the Fund’s Report of Independent Registered Public Accounting Firm, are available on the SEC’s website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$4,126

Other Information

The following is a summary of the inputs used, as of August 31, 2015, involving the Fund’s assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$37,842,485	$—	$37,842,485	$—
Collateralized Mortgage Obligations	2,817,756	—	2,817,756	—
U.S. Treasury Obligations	2,125,034	—	2,125,034	—
Asset-Backed Securities	1,960,915	—	1,960,915	—
Money Market Funds	2,489,135	2,489,135	—	—

Total Investments in Securities:	$47,235,325	$2,489,135	$44,746,190	$—

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.2%
Canada	2.5%
United Kingdom	2.4%
Netherlands	2.1%
Luxembourg	1.3%
France	1.0%
Japan	1.0%
Germany	1.0%
Australia	1.0%
Others (Individually Less Than 1%)	2.1%

99.6%

See accompanying notes which are an integral part of the financial statements.

19	Annual Report

Fidelity Total Bond ETF

Investments August 31, 2015

Showing Percentage of Net Assets

Nonconvertible Bonds – 53.1%
	Principal Amount	Value
CONSUMER DISCRETIONARY – 3.8%
Automobiles – 0.0%
General Motors Co. 3.50% 10/2/18	$10,000	$10,141

Diversified Consumer Services – 0.2%
Ingersoll-Rand Luxembourg Finance S.A. 2.625% 5/1/20	14,000	13,877
Laureate Education, Inc. (Reg. S) 10.00% 9/1/19	200,000	167,750

		181,627

Hotels, Restaurants & Leisure – 0.1%
Scientific Games International, Inc. 6.625% 5/15/21	100,000	74,000

Household Durables – 0.1%
William Lyon Homes, Inc. 8.50% 11/15/20	100,000	108,000

Media – 3.1%
Altice Finco S.A. 9.875% 12/15/20 (a)	250,000	274,375
Altice Luxembourg S.A. 7.75% 5/15/22 (a)	750,000	731,250
Clear Channel Worldwide Holdings, Inc. Series B 6.50% 11/15/22	250,000	258,250
Columbus International, Inc. (Reg. S) 7.375% 3/30/21	230,000	242,075
Comcast Corp. 3.60% 3/1/24	500,000	509,755
iHeartCommunications, Inc. 5.50% 12/15/16	100,000	94,500
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance 9.75% 4/1/21	230,000	253,000
Time Warner Cable, Inc.:
4.00% 9/1/21	500,000	502,652
5.50% 9/1/41	16,000	14,412
6.55% 5/1/37	26,000	26,110
6.75% 6/15/39	250,000	254,018
7.30% 7/1/38	76,000	80,457

		3,240,854

Multiline Retail – 0.3%
JC Penney Corp., Inc.:
7.40% 4/1/37	230,000	182,275
8.125% 10/1/19	150,000	152,250

		334,525

Specialty Retail – 0.0%
Party City Holdings, Inc. 8.875% 8/1/20	25,000	26,656

TOTAL CONSUMER DISCRETIONARY		3,975,803

	Principal Amount	Value
CONSUMER STAPLES – 1.8%
Beverages – 0.0%
Constellation Brands, Inc. 3.875% 11/15/19	$10,000	$10,262

Food & Staples Retailing – 0.3%
ESAL GmbH (Reg. S) 6.25% 2/5/23	270,000	262,575
Walgreens Boots Alliance, Inc. 3.30% 11/18/21	34,000	33,646

		296,221

Food Products – 0.6%
JBS U.S.A. LLC / JBS U.S.A. Finance, Inc. (Reg. S) 5.75% 6/15/25	500,000	485,000
Post Holding, Inc. (Reg. S) 6.75% 12/1/21	200,000	201,500

		686,500

Tobacco – 0.9%
Altria Group, Inc. 2.625% 1/14/20	100,000	99,856
Reynolds American, Inc.:
2.30% 6/12/18	48,000	48,292
3.25% 6/12/20	39,000	39,491
4.00% 6/12/22	73,000	74,946
4.45% 6/12/25	161,000	165,258
4.85% 9/15/23	250,000	262,904
5.70% 8/15/35	28,000	29,661
5.85% 8/15/45	200,000	216,109

		936,517

TOTAL CONSUMER STAPLES		1,929,500

ENERGY – 9.4%
Energy Equipment & Services – 0.3%
DCP Midstream LLC (Reg. S) 5.35% 3/15/20	250,000	243,041
Noble Holding International Ltd.:
4.00% 3/16/18	5,000	4,937
5.95% 4/1/25	32,000	28,218
6.95% 4/1/45	31,000	25,088

		301,284

Oil, Gas & Consumable Fuels – 9.1%
Canadian Natural Resources Ltd. 1.75% 1/15/18	21,000	20,707
Cenovus Energy, Inc. 5.70% 10/15/19	68,000	74,283
Chesapeake Energy Corp.:
5.75% 3/15/23	200,000	149,102
6.125% 2/15/21	1,000,000	774,380
Columbia Pipeline Group, Inc.:
2.45% 6/1/18 (a)	20,000	19,946
3.30% 6/1/20 (a)	99,000	98,760
4.50% 6/1/25 (a)	30,000	28,595

See accompanying notes which are an integral part of the financial statements.

Annual Report	20

Nonconvertible Bonds – continued
	Principal Amount	Value
ENERGY – continued
Oil, Gas & Consumable Fuels – continued
DCP Midstream Operating LP:
2.70% 4/1/19	$41,000	$36,049
3.875% 3/15/23	500,000	408,752
5.60% 4/1/44	21,000	17,091
DCP Midstream Operating LP (Reg. S) 4.75% 9/30/21	400,000	362,715
Empresa Nacional del Petroleo 4.375% 10/30/24 (a)	200,000	194,697
Enterprise Products Operating LLC 3.70% 2/15/26	100,000	94,230
EP Energy LLC / Everest Acquisition Finance, Inc.:
6.375% 6/15/23	500,000	425,000
7.75% 9/1/22	230,000	211,600
Kinder Morgan, Inc. 2.00% 12/1/17	18,000	17,823
MPLX LP 4.00% 2/15/25	8,000	7,382
Peabody Energy Corp. 6.00% 11/15/18	550,000	182,875
Petrobras Global Finance BV:
1.953% 5/20/16 (b)	43,000	42,144
3.25% 3/17/17	46,000	44,073
4.875% 3/17/20	1,350,000	1,181,398
5.625% 5/20/43	102,000	70,553
6.25% 3/17/24	250,000	218,950
6.75% 1/27/41	50,000	38,286
7.25% 3/17/44	204,000	164,220
Petrobras International Finance Co. Ltd.:
5.375% 1/27/21	1,350,000	1,190,025
5.875% 3/1/18	22,000	21,588
Petroleos Mexicanos:
3.50% 7/23/20 (a)	55,000	54,465
4.50% 1/23/26 (a)	200,000	190,010
5.50% 1/21/21	460,000	493,350
5.625% 1/23/46 (a)	373,000	331,970
6.375% 1/23/45	750,000	731,100
Phillips 66 Partners LP 2.646% 2/15/20	5,000	4,868
Southwestern Energy Co.:
3.30% 1/23/18	20,000	19,939
4.05% 1/23/20	1,036,000	1,025,743
The Williams Companies., Inc. 4.55% 6/24/24	549,000	485,930
Williams Partners LP 4.00% 9/15/25	200,000	179,116

		9,611,715

TOTAL ENERGY		9,912,999

	Principal Amount	Value
FINANCIALS – 24.3%
Banks – 10.4%
Bank of America Corp.:
1.95% 5/12/18	$1,000,000	$997,180
2.25% 4/21/20	349,000	342,552
2.60% 1/15/19	100,000	100,693
2.65% 4/1/19	22,000	22,181
3.95% 4/21/25	400,000	386,771
4.20% 8/26/24	125,000	123,854
4.25% 10/22/26	300,000	294,963
Bank of America N.A. 1.65% 3/26/18	250,000	248,754
Barclays PLC:
2.00% 3/16/18	200,000	198,840
2.75% 11/8/19	200,000	199,384
Capital One N.A. 1.65% 2/5/18	1,000,000	987,284
Citigroup, Inc.:
1.70% 4/27/18	100,000	99,112
1.80% 2/5/18	750,000	746,508
1.85% 11/24/17	250,000	249,865
2.40% 2/18/20	1,000,000	989,664
2.50% 7/29/19	53,000	52,947
3.875% 3/26/25	300,000	289,550
4.00% 8/5/24	125,000	123,214
Credit Suisse Group Funding Guernsey Ltd.:
2.75% 3/26/20 (a)	250,000	248,506
3.75% 3/26/25 (a)	250,000	241,862
First Tennessee Bank N.A. 2.95% 12/1/19	250,000	250,783
Intesa Sanpaolo SpA 2.375% 1/13/17	500,000	501,093
JPMorgan Chase & Co.:
2.75% 6/23/20	75,000	75,211
3.875% 9/10/24	233,000	229,263
4.125% 12/15/26	703,000	697,557
Royal Bank of Scotland Group PLC:
5.125% 5/28/24	989,000	997,239
6.125% 12/15/22	1,000,000	1,077,211
The Bank of Tokyo-Mitsubishi UFJ Ltd. 1.70% 3/5/18 (a)	200,000	198,549

		10,970,590

Capital Markets – 2.7%
Affiliated Managers Group, Inc.:
3.50% 8/1/25	63,000	60,146
4.25% 2/15/24	125,000	129,790
Goldman Sachs Group, Inc.:
2.55% 10/23/19	100,000	100,188
2.60% 4/23/20	1,000,000	996,990
Lazard Group LLC 4.25% 11/14/20	265,000	278,676

See accompanying notes which are an integral part of the financial statements.

21	Annual Report

Fidelity Total Bond ETF

Investments – continued

Nonconvertible Bonds – continued
	Principal Amount	Value
FINANCIALS – continued
Capital Markets – continued
Morgan Stanley:
1.875% 1/5/18	$124,000	$123,996
2.375% 7/23/19	300,000	299,749
4.00% 7/23/25	132,000	134,564
4.875% 11/1/22	500,000	528,999
UBS AG 1.80% 3/26/18	250,000	249,122

		2,902,220

Consumer Finance – 2.5%
Ally Financial, Inc.:
3.25% 2/13/18	400,000	398,000
3.60% 5/21/18	500,000	500,000
3.75% 11/18/19	250,000	249,375
4.125% 2/13/22	150,000	146,625
Ford Motor Credit Co. LLC 5.875% 8/2/21	750,000	841,683
Hyundai Capital America:
2.00% 3/19/18 (a)	96,000	95,479
2.125% 10/2/17 (a)	132,000	132,377
Synchrony Financial 3.00% 8/15/19	250,000	250,387

		2,613,926

Diversified Financial Services – 2.9%
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust:
4.50% 5/15/21	260,000	264,225
4.625% 7/1/22	150,000	151,125
Aon PLC 4.75% 5/15/45	500,000	479,148
General Motors Financial Co., Inc.:
2.40% 4/10/18	400,000	395,238
3.00% 9/25/17	30,000	30,142
3.15% 1/15/20	75,000	74,053
3.25% 5/15/18	15,000	15,084
3.50% 7/10/19	744,000	749,743
4.00% 1/15/25	50,000	47,294
4.25% 5/15/23	5,000	4,913
4.375% 9/25/21	320,000	322,881
4.75% 8/15/17	20,000	20,738
Icahn Enterprises LP / Icahn Enterprises Finance Corp. 5.875% 2/1/22	260,000	262,665
MSCI, Inc. 5.25% 11/15/24 (a)	100,000	101,750
Navient Corp. 5.50% 1/15/19	125,000	119,375

		3,038,374

Insurance – 0.2%
Liberty Mutual Group, Inc. (Reg. S) 5.00% 6/1/21	150,000	162,719
TIAA Asset Management Finance Co. LLC:
2.95% 11/1/19 (a)	14,000	14,082
4.125% 11/1/24 (a)	21,000	21,204

		198,005

	Principal Amount	Value
Real Estate Investment Trusts (REITs) – 3.5%
American Tower Corp. 2.80% 6/1/20	$100,000	$98,783
Brixmor Operating Partnership LP 3.875% 8/15/22	71,000	70,599
DDR Corp. 3.625% 2/1/25	24,000	22,557
Digital Realty Trust LP 3.95% 7/1/22	72,000	72,077
Duke Realty LP 3.75% 12/1/24	18,000	17,524
Equity One, Inc. 3.75% 11/15/22	220,000	219,138
Government Properties Income Trust 3.75% 8/15/19	200,000	203,969
HCP, Inc.:
3.875% 8/15/24	225,000	216,833
4.00% 6/1/25	1,000,000	969,567
Lexington Realty Trust 4.40% 6/15/24	245,000	246,620
Omega Healthcare Investors, Inc.:
4.50% 1/15/25	500,000	491,168
4.50% 4/1/27 (a)	1,056,000	1,014,445
Retail Opportunity Investments Partnership LP 4.00% 12/15/24	11,000	10,718

		3,653,998

Real Estate Management & Development – 2.1%
Brandywine Operating Partnership LP 4.10% 10/1/24	1,225,000	1,218,787
CBRE Services, Inc. 5.00% 3/15/23	125,000	126,191
Corporate Office Properties LP 5.00% 7/1/25	51,000	49,778
Liberty Property LP 3.75% 4/1/25	50,000	48,210
Mack-Cali Realty LP 3.15% 5/15/23	495,000	439,350
Tanger Properties LP 3.75% 12/1/24	35,000	34,197
Ventas Realty LP:
3.50% 2/1/25	14,000	13,242
3.75% 5/1/24	220,000	215,371
4.125% 1/15/26	34,000	33,658
WP Carey, Inc. 4.00% 2/1/25	65,000	62,830

		2,241,614

TOTAL FINANCIALS		25,618,727

HEALTH CARE – 3.3%
Health Care Equipment & Supplies – 0.7%
Boston Scientific Corp. 3.375% 5/15/22	746,000	724,211

Health Care Providers & Services – 2.1%
CHS / Community Health Systems, Inc. 8.00% 11/15/19	240,000	250,800

See accompanying notes which are an integral part of the financial statements.

Annual Report	22

Nonconvertible Bonds – continued
	Principal Amount	Value
HEALTH CARE – continued
Health Care Providers & Services – continued
HCA Holdings, Inc.:
3.75% 3/15/19	$80,000	$80,400
4.25% 10/15/19	35,000	35,700
4.75% 5/1/23	5,000	5,069
5.375% 2/1/25	300,000	304,500
5.875% 3/15/22	5,000	5,437
6.50% 2/15/20	600,000	663,000
Sabra Health Care LP / Sabra Capital Corp. 5.50% 2/1/21	600,000	627,000
Tenet Healthcare Corp.:
6.75% 6/15/23	5,000	5,150
8.125% 4/1/22	230,000	254,725

		2,231,781

Pharmaceuticals – 0.5%
AbbVie, Inc. 3.60% 5/14/25	78,000	76,699
Actavis Funding SCS:
3.80% 3/15/25	137,000	132,718
4.75% 3/15/45	62,000	56,821
Valeant Pharmaceuticals International, Inc. (Reg. S) 6.125% 4/15/25	305,000	314,150

		580,388

TOTAL HEALTH CARE		3,536,380

INDUSTRIALS – 1.5%
Airlines – 0.5%
Air Canada:
6.75% 10/1/19 (a)	125,000	131,875
7.75% 4/15/21 (a)	250,000	267,655
American Airlines Group, Inc. 5.50% 10/1/19 (a)	100,000	102,375
Southwest Airlines Co. 2.75% 11/6/19	100,000	101,342

		603,247

Commercial Services & Supplies – 0.4%
APX Group, Inc. 6.375% 12/1/19	260,000	252,525
Garda World Security Corp. 7.25% 11/15/21 (a)	150,000	140,250

		392,775

Road & Rail – 0.2%
Hertz Corp. 5.875% 10/15/20	200,000	202,072

Trading Companies & Distributors – 0.4%
Air Lease Corp.:
2.625% 9/4/18	99,000	98,748
3.75% 2/1/22	51,000	50,966
4.25% 9/15/24	125,000	123,594
4.75% 3/1/20	125,000	132,347

		405,655

TOTAL INDUSTRIALS		1,603,749

	Principal Amount	Value
INFORMATION TECHNOLOGY – 0.6%
Communications Equipment – 0.6%
Alcatel-Lucent USA, Inc.:
6.45% 3/15/29	$270,000	$282,317
6.75% 11/15/20 (a)	300,000	320,250

TOTAL INFORMATION TECHNOLOGY		602,567

MATERIALS – 1.7%
Containers & Packaging – 0.4%
Ardagh Finance Holdings S.A. (Reg. S) pay-in-kind 8.625% 6/15/19	208,625	216,301
Sappi Papier Holding GmbH 6.625% 4/15/21 (a)	200,000	205,000

		421,301

Metals & Mining – 1.3%
Anglo American Capital PLC:
3.625% 5/14/20 (a)	1,000,000	950,795
4.875% 5/14/25 (a)	136,000	122,655
Corporacion Nacional del Cobre de Chile (Codelco) (Reg. S) 4.50% 8/13/23	200,000	202,120
Freeport-McMoRan, Inc. 2.30% 11/14/17	33,000	30,690
JMC Steel Group, Inc. (Reg. S) 8.25% 3/15/18	100,000	79,250

		1,385,510

TOTAL MATERIALS		1,806,811

TELECOMMUNICATION SERVICES – 4.1%
Diversified Telecommunication Services – 3.7%
AT&T, Inc. 2.45% 6/30/20	554,000	548,771
Embarq Corp. 7.995% 6/1/36	1,000,000	1,057,500
Level 3 Financing, Inc. 7.00% 6/1/20	125,000	131,563
Verizon Communications, Inc.:
2.625% 2/21/20	74,000	74,032
3.45% 3/15/21	450,000	459,613
3.65% 9/14/18	1,100,000	1,153,088
5.012% 8/21/54	250,000	228,047
6.55% 9/15/43	212,000	250,322

		3,902,936

Wireless Telecommunication Services – 0.4%
Digicel Group Ltd. (Reg. S) 7.125% 4/1/22	260,000	226,525
Digicel Ltd. 6.75% 3/1/23 (a)	200,000	183,500

		410,025

TOTAL TELECOMMUNICATION SERVICES		4,312,961

See accompanying notes which are an integral part of the financial statements.

23	Annual Report

Fidelity Total Bond ETF

Investments – continued

Nonconvertible Bonds – continued
	Principal Amount	Value
UTILITIES – 2.6%
Electric Utilities – 2.1%
Dynegy, Inc. 7.375% 11/1/22	$100,000	$103,500
Exelon Corp.:
1.55% 6/9/17	21,000	20,948
3.95% 6/15/25	100,000	100,134
FirstEnergy Corp.:
2.75% 3/15/18	36,000	36,116
4.25% 3/15/23	750,000	751,466
7.375% 11/15/31	500,000	601,800
IPALCO Enterprises, Inc. 3.45% 7/15/20 (a)	174,000	170,955
NSG Holdings LLC / NSG Holdings, Inc. 7.75% 12/15/25 (a)	224,949	248,006
The Cleveland Electric Illuminating Co. 5.95% 12/15/36	159,000	174,322

		2,207,247

Independent Power and Renewable Electricity Producers – 0.2%
NRG Energy, Inc. 6.25% 5/1/24	125,000	118,750
The AES Corp. 4.875% 5/15/23	125,000	116,250

		235,000

Multi-Utilities – 0.3%
Dominion Resources, Inc. 2.582% 9/30/66 (b)	22,000	19,156
NiSource Finance Corp. 5.45% 9/15/20	250,000	279,675

		298,831

TOTAL UTILITIES		2,741,078

TOTAL NONCONVERTIBLE BONDS (Cost $57,996,112)		56,040,575

U.S. Treasury Obligations – 11.8%

U.S. Treasury Bonds:
2.875% 8/15/45	510,000	501,832
3.00% 5/15/45	1,550,000	1,560,979
U.S. Treasury Inflation Indexed Bonds 1.375% 2/15/44	2,764,314	2,903,915
U.S. Treasury Notes:
0.50% 8/31/16	2,800,000	2,801,677
0.625% 8/15/16	3,500,000	3,505,880
2.125% 5/15/25	1,180,000	1,169,429

TOTAL U.S. TREASURY OBLIGATIONS (Cost $12,513,358)		12,443,712

U.S Government Agency – Mortgage Securities – 11.2%

Fannie Mae – 7.7%
Fannie Mae:
2.50% 1/1/2028 to 5/1/2030	208,234	212,249

	Principal Amount	Value
Fannie Mae: – continued
2.50% 9/1/30 (c)	$300,000	$304,383
3.00% 9/1/43	330,972	333,312
3.00% 9/1/45 (c)	400,000	401,719
3.50% 4/1/2021 to 9/1/2045	1,783,571	1,851,927
4.00% 1/1/2042 to 7/1/2045	1,517,150	1,615,344
4.00% 9/1/45 (c)	1,130,000	1,200,095
4.50% 6/1/2041 to 2/1/2045	746,912	812,863
4.50% 9/1/45 (c)	730,000	790,795
5.00% 9/1/45 (c)	150,000	165,422
5.50% 6/1/38	389,001	435,377

TOTAL FANNIE MAE		8,123,486

Freddie Mac – 1.6%
Freddie Mac:
3.00% 6/1/2045 to 6/1/2045	497,587	498,785
3.50% 4/1/2043 to 6/1/2045	880,357	912,529
4.00% 10/1/44	184,285	195,608
5.50% 6/1/41	91,155	101,591

TOTAL FREDDIE MAC		1,708,513

Ginnie Mae – 1.9%
Ginnie Mae:
3.00% 3/20/2045 to 6/20/2045	396,563	402,295
3.50% 2/20/2043 to 6/20/2045	747,281	779,648
3.50% 9/1/45 (c)	200,000	208,250
4.00% 12/15/2040 to 6/20/2045	282,412	301,481
4.50% 5/20/2041 to 2/20/2044	264,762	286,635

TOTAL GINNIE MAE		1,978,309

TOTAL U.S GOVERNMENT AGENCY – MORTGAGE SECURITIES (Cost $11,804,171)		11,810,308

Collateralized Mortgage Obligations – 8.4%

PRIVATE SPONSOR – 8.4%
Banc of America Commercial Mortgage Trust Series 2007-2, Class A4 5.782% 4/10/49 (b)	1,081,000	1,125,659
Banc of America Commercial Mortgage Trust Series BOA-H69, Class JZ 4.769% 8/31/30	160,000	163,875
BBCMS Trust Series 2015-RRI, Class C 2.248% 5/15/32 (a)(b)	500,000	494,996

See accompanying notes which are an integral part of the financial statements.

Annual Report	24

Collateralized Mortgage Obligations – continued
	Principal Amount	Value
PRIVATE SPONSOR – continued
BBCMS Trust Series 2015-RRI, Class D 3.098% 5/15/32 (a)(b)	$500,000	$494,996
CD Mortgage Trust Series 2006-CD2, Class A4 5.485% 1/15/46 (b)	598,193	599,836
CD Mortgage Trust Series 2006-CD3, Class A5 5.617% 10/15/48	13,489	13,867
CDGJ Commercial Mortgage Trust Series 2014-BXCH, Class DPA 3.198% 12/15/27 (a)(b)	1,000,000	998,048
Citigroup Mortgage Loan Trust Series 2010-4, Class 4A5 5.00% 10/25/35 (a)	80,522	82,401
CSMC Series 2015-TOWN, Class B 2.098% 3/15/17 (a)(b)	14,000	13,905
CSMC Series 2015-TOWN, Class C 2.448% 3/15/17 (a)(b)	13,000	12,912
CSMC Series 2015-TOWN, Class D 3.398% 3/15/17 (a)(b)	20,000	19,834
CSMC Series 2015-TOWN, Class E 4.348% 3/15/17 (a)(b)	101,000	100,112
GAHR Commericial Mortgage Trust Series 2015-NRF, Class AFL1 1.498% 12/15/16 (a)(b)	1,000,000	999,769
GAHR Commericial Mortgage Trust Series 2015-NRF, Class BFX 3.495% 12/15/19 (a)(b)	50,000	50,147
GAHR Commericial Mortgage Trust Series 2015-NRF, Class DFX 3.495% 12/15/19 (a)(b)	38,000	37,003
GCCFC Commercial Mortgage Trust Series 2006-GG7, Class A4 6.014% 7/10/38 (b)	805,043	817,047
GE Commercial Mortgage Corp. Series Trust Series 2007-C1, Class A4 5.543% 12/10/49	40,000	41,452
GS Mortgage Securities Trust Series 2006-GG8, Class A4 5.56% 11/10/39	85,716	88,319
JPMorgan Chase Commercial Mortgage Securities Trust Series 2006-CB16, Class A4 5.552% 5/12/45	25,219	25,646
JPMorgan Chase Commercial Mortgage Securities Trust Series 2006-LDP7, Class A4 6.095% 4/15/45 (b)	30,715	31,232
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-CB19, Class A4 5.884% 2/12/49 (b)	745,608	785,424
LB Commercial Mortgage Trust Series 2007-C3, Class A4 6.097% 7/15/44 (b)	737,800	780,742

	Principal Amount	Value
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4 5.156% 2/15/31	$199,695	$200,176
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class AM 5.217% 2/15/31 (b)	44,000	44,372
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, Class A5 5.342% 12/15/43	82,000	85,324
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, Class A4 5.509% 4/15/47	23,000	23,462
Wachovia Bank Commercial Mortgage Trust Series 2007-C33, Class A4 6.15% 2/15/51 (b)	719,886	752,299

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $9,058,420)		8,882,855

Municipal Securities – 4.9%

California Gen. Oblig. 7.60% 11/1/40	660,000	968,167
Chicago Gen. Oblig. (Taxable Proj.) Series 2011 C1, 7.781% 1/1/35	90,000	91,425
Chicago Gen. Oblig. (Taxable Proj.) Series 2014 B, 6.314% 1/1/44	195,000	169,705
Illinois Gen. Oblig. Series 2003:
4.35% 6/1/18	35,000	35,973
4.95% 6/1/23	1,000,000	1,016,660
5.10% 6/1/33	2,245,000	2,083,068
Illinois Gen. Oblig. Series 2011:
5.665% 3/1/18	10,000	10,694
5.877% 3/1/19	30,000	32,770
State of California:
7.30% 10/1/39	500,000	692,120
7.50% 4/1/34	100,000	139,389

TOTAL MUNICIPAL SECURITIES (Cost $5,500,111)		5,239,971

Asset-Backed Securities – 3.7%

American Homes 4 Rent Trust Series 2014-SFR2, Class E, 6.231% 10/17/36 (a)	500,000	512,729
AmeriCredit Automobile Receivables Trust Series 2013-3, Class D, 3.00% 7/8/19	485,000	493,252
AmeriCredit Automobile Receivables Trust Series 2013-5, Class D, 2.86% 12/9/19	750,000	761,524
AmeriCredit Automobile Receivables Trust Series 2014-2, Class C, 2.18% 6/8/20	324,000	324,911

See accompanying notes which are an integral part of the financial statements.

25	Annual Report

Fidelity Total Bond ETF

Investments – continued

Asset-Backed Securities – continued
	Principal Amount	Value
Invitation Homes Trust Series 2015-SFR2, Class A, 1.548% 6/17/32 (a)(b)	$143,109	$142,325
Invitation Homes Trust Series 2015-SFR2, Class B, 1.848% 6/17/32 (a)(b)	100,000	99,275
Invitation Homes Trust Series 2015-SFR3, Class E, 3.948% 8/17/32 (a)(b)	100,000	99,113
Invitation Homes Trust Series 2015-SFR3, Class F, 4.948% 8/17/32 (a)(b)	500,000	496,748
Santander Drive Auto Receivables Trust Series 2014-4, Class C, 2.60% 11/16/20	1,000,000	1,007,447

TOTAL ASSET-BACKED SECURITIES (Cost $3,969,039)		3,937,324

Foreign Government and Government Agency Obligations – 3.7%

Argentina Bonar Bonds 7.00% 4/17/17	1,000,000	950,361
Argentine Republic 7.00% 10/3/15	130,000	129,914
Banco Nacional de Desenvolvimento Economico e Social (Reg. S):
4.00% 4/14/19	600,000	573,000
5.50% 7/12/20	200,000	197,500
Belarus Republic (Reg. S) 8.95% 1/26/18	250,000	243,980
Brazilian Government International Bond 4.875% 1/22/21	1,000,000	1,017,500
Dominican Republic International Bond (Reg. S) 5.50% 1/27/25	400,000	396,000

	Principal Amount	Value
Venezuela Government International Bond (Reg. S) 5.75% 2/26/16	$500,000	$397,500

TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $4,069,268)		3,905,755

Money Market Funds – 5.4%
	Shares
Fidelity Cash Central Fund, 0.15% (d) (Cost $5,681,812)	5,681,812	5,681,812

TOTAL INVESTMENT PORTFOLIO – 102.2% (Cost $110,592,291)		107,942,312

NET OTHER ASSETS (LIABILITIES) – (2.2%)		(2,327,975)

NET ASSETS – 100%		$105,614,337

Legend

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $11,489,951 or 10.9% of net assets.

(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(c)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(d)	Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund’s financial statements, which are not covered by the Fund’s Report of Independent Registered Public Accounting Firm, are available on the SEC’s website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$4,724

See accompanying notes which are an integral part of the financial statements.

Annual Report	26

Other Information

The following is a summary of the inputs used, as of August 31, 2015, involving the Fund’s assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$56,040,575	$—	$56,040,575	$—
U.S. Treasury Obligations	12,443,712	—	12,443,712	—
U.S Government Agency – Mortgage Securities	11,810,308	—	11,810,308	—
Collateralized Mortgage Obligations	8,882,855	—	8,882,855	—
Municipal Securities	5,239,971	—	5,239,971	—
Asset-Backed Securities	3,937,324	—	3,937,324	—
Foreign Government and Government Agency Obligations	3,905,755	—	3,905,755	—
Money Market Funds	5,681,812	5,681,812	—	—

Total Investments in Securities:	$107,942,312	$5,681,812	$102,260,500	$—

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	84.7%
United Kingdom	3.8%
Netherlands	2.8%
Mexico	1.7%
Brazil	1.7%
Luxembourg	1.3%
Argentina	1.0%
Others (Individually Less Than 1%)	5.2%

102.2%

See accompanying notes which are an integral part of the financial statements.

27	Annual Report

Financial Statements

Statements of Assets and Liabilities
August 31, 2015
	Fidelity Corporate Bond ETF	Fidelity Limited Term Bond ETF	Fidelity Total Bond ETF
Assets
Investments in securities, at value – See accompanying schedule:
Unaffiliated issuers	$28,233,943	$44,746,190	$102,260,500
Fidelity Central Funds	592,521	2,489,135	5,681,812

Total Investments	$28,826,464	$47,235,325	$107,942,312
Cash	28,321	5	47,607
Receivable for investments sold
Regular delivery	—	—	249,536
Delayed delivery	—	—	422,837
Interest receivable	384,405	252,597	937,387

Total assets	29,239,190	47,487,927	109,599,679

Liabilities
Payable for investments purchased
Regular delivery	—	—	164,510
Delayed delivery	—	—	3,492,354
Distributions payable	75,600	62,700	288,368
Accrued management fees	11,229	17,635	40,110

Total liabilities	86,829	80,335	3,985,342

Net Assets	$29,152,361	$47,407,592	$105,614,337

Net Assets consist of:
Paid in capital	$30,036,097	$47,712,862	$108,347,919
Undistributed (distributions in excess of) net investment income	(84)	20,444	(1,792)
Accumulated undistributed net realized gain (loss) on investments and futures contracts	111,497	(4,627)	(81,811)
Net unrealized appreciation (depreciation) on investments	(995,149)	(321,087)	(2,649,979)

Net Assets	$29,152,361	$47,407,592	$105,614,337

Shares outstanding	600,000	950,000	2,152,000

Net Asset Value, offering price and redemption price per share	$48.59	$49.90	$49.08

Investments at cost – Unaffiliated issuers	$29,229,092	$45,067,277	$104,910,479
Investments at cost – Fidelity Central Funds	592,521	2,489,135	5,681,812

Investments at cost	$29,821,613	$47,556,412	$110,592,291

See accompanying notes which are an integral part of the financial statements.

Annual Report	28

Statements of Operations
For the period October 6, 2014 (commencement of operations) to August 31, 2015
	Fidelity Corporate Bond ETF	Fidelity Limited Term Bond ETF	Fidelity Total Bond ETF
Investment Income
Interest	$1,071,405	$1,007,997	$2,426,606
Income from Fidelity Central Funds	1,146	4,126	4,724

Total income	1,072,551	1,012,123	2,431,330

Expenses
Management fees	141,723	246,726	308,399
Independent trustees’ compensation	106	191	223
Miscellaneous	299	185	3,022

Total expenses before reductions	142,128	247,102	311,644
Expense reductions	(11)	(18)	(186)

Total expenses	142,117	247,084	311,458

Net investment income (loss)	930,434	765,039	2,119,872

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment securities	153,400	142,347	(97,441)
Net realized gain (loss) on In-kind redemptions	—	248,772	—
Net realized gain (loss) on futures contracts	—	—	15,630

Total net realized gain (loss)	153,400	391,119	(81,811)

Change in net unrealized appreciation (depreciation) on investment securities	(995,149)	(321,087)	(2,649,979)

Net gain (loss)	(841,749)	70,032	(2,731,790)

Net increase (decrease) in net assets resulting from operations	$88,685	$835,071	$(611,918)

See accompanying notes which are an integral part of the financial statements.

29	Annual Report

Financial Statements – continued

Statements of Changes in Net Assets
For the period October 6, 2014 (commencement of operations) to August 31, 2015
	Fidelity Corporate Bond ETF	Fidelity Limited Term Bond ETF	Fidelity Total Bond ETF
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$930,434	$765,039	$2,119,872
Net realized gain (loss)	153,400	391,119	(81,811)
Change in net unrealized appreciation (depreciation)	(995,149)	(321,087)	(2,649,979)

Net increase (decrease) in net assets resulting from operations	88,685	835,071	(611,918)

Distributions to shareholders from net investment income	(930,800)	(744,750)	(2,124,646)

Share transactions
Proceeds from sales of shares	42,570,830	251,016,300	110,841,073
Cost of shares redeemed	(12,576,354)	(203,699,029)	(2,490,172)

Net increase (decrease) in net assets resulting from share transactions	29,994,476	47,317,271	108,350,901

Total increase (decrease) in net assets	29,152,361	47,407,592	105,614,337

Net Assets
Beginning of period	—	—	—

End of period	$29,152,361	$47,407,592	$105,614,337

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$(84)	$20,444	$(1,792)

Other Information
Shares
Sold	850,000	5,000,000	2,202,000
Redeemed	(250,000)	(4,050,000)	(50,000)

Net increase (decrease)	600,000	950,000	2,152,000

See accompanying notes which are an integral part of the financial statements.

Annual Report	30

Financial Highlights
	Fidelity Corporate Bond ETF	Fidelity Limited Term Bond ETF		Fidelity Total Bond ETF
Year ended August 31,	2015A	2015A		2015A
Selected Per-Share Data
Net asset value, beginning of period	$50.06	$50.06		$50.00

Income from Investment Operations
Net investment income (loss)B	1.342	0.623		1.403
Net realized and unrealized gain (loss)	(1.448)	(0.012	)C	(0.975)

Total from investment operations	(0.106)	0.611		0.428

Distributions from net investment income	(1.364)	(0.771)		(1.348)

Total distributions	(1.364)	(0.771)		(1.348)

Net asset value, end of period	$48.59	$49.90		$49.08

Total ReturnD,E	(0.26)%	1.22%		0.83%
Ratios to Average Net AssetsF,G,H
Expenses before reductions	.45%	.45%		.45%
Expenses net of fee waivers, if any	.45%	.45%		.45%
Expenses net of all reductions	.45%	.45%		.45%
Net investment income (loss)	2.96%	1.37%		3.10%
Supplemental Data
Net assets, end of period (000 omitted)	$29,152	$47,408		$105,614
Portfolio turnover rateI,J,K	28%	312%		276%

A	For the period October 6, 2014 (commencement of operations) to August 31, 2015.

B	Calculated based on average shares outstanding during the period.

C	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of share transactions in relation to fluctuating market values of the investments of a Fund.

D	Total returns for periods of less than one year are not annualized.

E	Total returns would have been lower if certain expenses had not been reduced during the period.

F	Annualized.

G	Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the fund invests.

H	Fees and expenses of any underlying Fidelity Central Funds are not included in the Funds’ expense ratio. Each Fund indirectly bears its proportionate share of expenses of any underlying Fidelity Central Funds.

I	Amount does not include the portfolio activity of any underlying funds.

J	Amount not annualized.

K	Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

31	Annual Report

Notes to Financial Statements

For the period ended August 31, 2015

1. Organization.

Fidelity Corporate Bond ETF, Fidelity Limited Term Bond ETF and Fidelity Total Bond ETF (the Funds) are exchange-traded funds of Fidelity Merrimack Street Trust (the Trust) and are authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Each Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. Each Fund’s Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management Inc. (FIMM) an affiliate of Fidelity Management & Research Company (FMR). Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Funds’ Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund’s investments to the FMR Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund’s valuation policies and procedures and reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund’s investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 – unobservable inputs (including the Fund’s own assumptions based on the best information available)

Valuation techniques used to value each Fund’s investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, municipal securities, U.S government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type of by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report	32

3. Significant Accounting Policies – continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of August 31, 2015, is included at the end of each Fund’s Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Funds’ investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of NYSE Arca, normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. During the period, the Funds incurred a corporate tax liability on undistributed net investment income, which is included in Miscellaneous expense on the Statements of Operations. As of August 31, 2015 each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Realized gain or loss resulting from in-kind redemptions is not taxable to the Fund and is not distributed to shareholders of the Fund.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payments made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, redemptions in kind, capital loss carryforwards, losses due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Corporate Bond ETF	$29,821,613	$81,232	$(1,076,381)	$(995,149)
Fidelity Limited Term Bond ETF	47,561,039	13,146	(338,860)	(325,714)
Fidelity Total Bond ETF	110,639,009	208,932	(2,905,629)	(2,696,697)

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Capital loss carryforward	Net unrealized appreciation (depreciation)
Fidelity Corporate Bond ETF	$187,013	$—	$(995,149)
Fidelity Limited Term Bond ETF	83,144	—	(325,714)
Fidelity Total Bond ETF	286,576	(35,093)	(2,696,697)

33	Annual Report

Notes to Financial Statements – continued

3. Significant Accounting Policies – continued

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	No-expiration Short-term	No-expiration Long-term	Total capital loss carryforward
Fidelity Total Bond ETF	$(35,093)	$—	$(35,093)

The tax character of distributions paid was as follows:

August 31, 2015
	Ordinary income	Long-term capital gains	Tax return of capital	Total
Fidelity Corporate Bond ETF	$930,800	$—	$—	$930,800
Fidelity Limited Term Bond ETF	744,750	—	—	744,750
Fidelity Total Bond ETF	2,124,646	—	—	2,124,646

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable Fund’s Schedule of Investments. The Funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.

Restricted Securities. Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each Fund’s Schedule of Investments.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, certain Funds transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to each Fund’s portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund’s right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. Each Fund’s investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Annual Report	34

Each Fund may use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fidelity Total Bond ETF’s use of derivatives increased or decreased its exposure to the following risks:

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Each Fund may also be exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statements of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fidelity Total Bond ETF, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Interest Rate Risk
Futures Contracts	$15,630	—

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fidelity Total Bond ETF used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statements of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statements of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption “Futures Contracts.” The underlying face amount at value reflects each contract’s exposure to the underlying instrument or index at period end.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, were as follows:

	Purchases	Sales
Fidelity Corporate Bond ETF	$8,426,589	$17,692,901
Fidelity Limited Term Bond ETF	172,934,224	40,320,917
Fidelity Total Bond ETF	90,963,409	10,764,739

Securities received or delivered in-kind through subscriptions and redemptions were as follows:

	In-kind Subscriptions	In-kind Redemptions
Fidelity Corporate Bond ETF	$40,081,175	$—
Fidelity Limited Term Bond ETF	35,867,557	141,258,335
Fidelity Total Bond ETF	—	—

35	Annual Report

Notes to Financial Statements – continued

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Investments Money Management Inc. (the investment adviser), an affiliate of FMR, provides the Funds with investment management related services for which the Funds pay a monthly management fee that is based on an annual rate of .45% of each Fund’s average net assets. Under the management contract, the investment adviser pays all other expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense and taxes. The management fee is reduced by an amount equal to the fees and expenses paid by each fund to the independent Trustees.

7. Committed Line of Credit.

The Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statements of Operations, and are as follows:

Amount
Fidelity Corporate Bond ETF	$17
Fidelity Limited Term Bond ETF	30
Fidelity Total Bond ETF	40

During the period, the Funds did not borrow on this line of credit.

8. Expense Reductions.

Through arrangements with each applicable Fund’s custodian, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund’s management fee. During the period, these credits reduced management fees by the following amounts:

Amount
Fidelity Corporate Bond ETF	$11
Fidelity Limited Term Bond ETF	18
Fidelity Total Bond ETF	186

9. Share Transactions.

The Funds issue and redeem shares at NAV only with certain authorized participants in large increments known as Creation Units. Purchases of Creation Units are made by tendering a basket of designated stocks to a fund and redemption proceeds are paid with a basket of securities from a fund’s portfolio with a balancing cash component to equate the market value of the basket of securities delivered or redeemed to the NAV per Creation Unit on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery. A fund’s shares are available in smaller increments to investors in the secondary market at market prices and may be subject to commissions. Authorized participants pay a transaction fee to the shareholder servicing agent when purchasing and redeeming Creation Units of a fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units.

10. Other.

The Funds’ organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

11. Credit Risk.

The Funds may invest a portion of their assets in structured securities of issuers backed by residential mortgage loans, credit card receivables and automotive loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.

Annual Report	36

Report of Independent Registered Public Accounting Firm

To the Trustees of the Fidelity Merrimack Street Trust and the Shareholders of Fidelity Corporate Bond ETF, Fidelity Limited Term Bond ETF and Fidelity Total Bond ETF:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fidelity Corporate Bond ETF, Fidelity Limited Term Bond ETF and Fidelity Total Bond ETF (the “Funds”) at August 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the period October 6, 2014 (commencement of operations) through August 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, MA

October 23, 2015

37	Annual Report

Premium/Discount Analysis (Unaudited)

Shares of each fund are listed on NYSE Arca and can be bought and sold on the secondary market at market prices. Although the market price is expected to approximate the fund’s NAV, it is possible that the market price and NAV will vary significantly. The closing market price is the daily closing price as reported on NYSE Arca.

Premiums or discounts are the differences (expressed as a basis point differential with 1 basis point equaling 1/100 of 1%) between the fund’s NAV and closing market price. A premium indicates that the closing market price is trading above the NAV. A discount indicates that the closing market price is trading below the NAV. A discrepancy may exist with respect to the timing of when the NAV is calculated and the determination of the closing market price.

The chart below presents information about the differences between each fund’s daily closing market price and each fund’s NAV.

Fidelity Corporate Bond ETF

Period Ended August 31, 2015

From commencement of operations* to August 31, 2015	Closing Price Below NAV		Closing Price Above or Equal to NAV

Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
0 – <25	47	20.61%	113	49.56%
25 – <50	8	3.51%	51	22.37%
50 – <75	1	0.44%	8	3.51%
75 – <100	0	—	0	—
100 or above	0	—	0	—
Total	56	24.56%	172	75.44%
*	October 6, 2014.

Fidelity Limited Term Bond ETF

Period Ended August 31, 2015

From commencement of operations* to August 31, 2015	Closing Price Below NAV		Closing Price Above or Equal to NAV

Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
0 – <25	29	12.72%	108	47.36%
25 – <50	1	0.44%	88	38.60%
50 – <75	0	—	2	0.88%
75 – <100	0	—	0	—
100 or above	0	—	0	—
Total	30	13.16%	198	86.84%
*	October 6, 2014.

Fidelity Total Bond ETF

Period Ended August 31, 2015

From commencement of operations* to August 31, 2015	Closing Price Below NAV		Closing Price Above or Equal to NAV

Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
0 – <25	30	13.16%	109	47.80%
25 – <50	0	—	79	34.65%
50 – <75	0	—	10	4.39%
75 – <100	0	—	0	—
100 or above	0	—	0	—
Total	30	13.16%	198	86.84%
*	October 6, 2014.

Annual Report	38

Trustees and Officers (Unaudited)

The Trustees and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund’s activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund’s performance. Except for Elizabeth S. Acton, John Engler, and Geoffrey A. von Kuhn, each of the Trustees oversees 235 funds. Ms. Acton and Mr. Engler each oversee 219 funds. Mr. von Kuhn oversees 96 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds’ Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees’ commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board’s conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds’ Board oversees Fidelity’s investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity’s high income, sector and other equity funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds’ activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds’ business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds’ exposure to risks is mitigated but

39	Annual Report

Trustees and Officers (Unaudited) – continued

not eliminated by the processes overseen by the Trustees. While each of the Board’s committees has responsibility for overseeing different aspects of the funds’ activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board’s oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the funds’ Chief Compliance Officer (CCO), FMR’s internal auditor, the independent accountants, the funds’ Treasurer and portfolio management personnel, make periodic reports to the Board’s committees, as appropriate, including an annual review of Fidelity’s risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under “Standing Committees of the Funds’ Trustees.”

The funds’ Statements of Additional Information (SAIs) include more information about the Trustees. To request a free copy, call Fidelity at 1-800-FIDELITY.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2012
Trustee
Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present), Chairman and Director of FMR (investment adviser firm, 2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Geoffrey A. von Kuhn (1951)
Year of Election or Appointment: 2015
Trustee

Mr. von Kuhn also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Mr. von Kuhn is Chief Administrative Officer for FMR LLC (diversified financial services company, 2013-present), a Director of Pembroke Real Estate, Inc. (2009-present), and a Director of Discovery Natural Resources LLC (2012-present). Previously, Mr. von Kuhn was a managing director of Crosby Group (private wealth management company, 2007-2013), a member of the management committee and senior executive in the Wealth Management Group of AmSouth Bank (2001-2006), and head of the U.S. private bank at Citigroup (2000-2001).

*	Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

Annual Report	40

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
John Engler (1948)
Year of Election or Appointment: 2014
Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present), K12 Inc. (technology-based education company, 2012-present), and the Annie E. Casey Foundation (2004-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011) and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)
Year of Election or Appointment: 2012
Trustee

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)
Year of Election or Appointment: 2013
Trustee

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)
Year of Election or Appointment: 2013
Trustee
Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)
Year of Election or Appointment: 2013
Trustee

Mr. Kenneally also serves as Trustee of other Fidelity funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)
Year of Election or Appointment: 2013
Trustee

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

41	Annual Report

Trustees and Officers (Unaudited) – continued

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Marie L. Knowles (1946)
Year of Election or Appointment: 2013
Trustee
Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2012-2015).

+	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Officers:

Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2013
Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015
Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity’s Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)
Year of Election or Appointment: 2013
Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2013
Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin’ Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2013
President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Annual Report	42

Name, Year of Birth; Principal Occupation
Howard J. Galligan III (1966)
Year of Election or Appointment: 2014
Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015
Vice President

Mr. Goebel serves as an officer of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of certain Fidelity funds (2008-2015), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)
Year of Election or Appointment: 2015
Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)
Year of Election or Appointment: 2014
Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), President, Fixed Income (2014-present), Vice Chairman of Pyramis Global Advisors, LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity’s Money Market Funds (2012-2014), President, Money Market and Short Duration Bond of FMR (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2014), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity funds (2008-2009).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2013
Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2013
Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

43	Annual Report

Trustees and Officers (Unaudited) – continued

Name, Year of Birth; Principal Occupation
Renee Stagnone (1975)
Year of Election or Appointment: 2013
Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Christine J. Thompson (1958)
Year of Election or Appointment: 2015
Vice President of Fidelity’s Bond Funds

Ms. Thompson also serves as Vice President of other funds. Ms. Thompson also serves as Chief Investment Officer of FMR’s Bond Group (2010-present) and is an employee of Fidelity Investments (1985-present). Previously, Ms. Thompson served as Vice President of Fidelity’s Bond Funds (2010-2012).

Michael H. Whitaker (1967)
Year of Election or Appointment: 2013
Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2014-present), FMR (investment adviser firm, 2014-present), Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (1957)
Year of Election or Appointment: 2013
Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report	44

Distributions (Unaudited)

The Board of Trustees of each voted to pay shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities.

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Corporate Bond ETF	10/02/15	09/30/15	$0.138	$0.00
Fidelity Limited Term Bond ETF	10/02/15	09/30/15	$0.065	$0.00
Fidelity Total Bond ETF	10/02/15	09/30/15	$0.141	$0.00

A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax:

Fidelity Corporate Bond ETF	6%
Fidelity Limited Term Bond ETF	1%
Fidelity Total Bond ETF	3%

The funds hereby designate the amounts noted below as distributions paid during the period January 1, 2015 to August 31, 2015 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders:

Fidelity Corporate Bond ETF	$666,850
Fidelity Limited Term Bond ETF	$606,350
Fidelity Total Bond ETF	$1,795,990

The funds will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

45	Annual Report

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Annual Report	46

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47	Annual Report

Investment Adviser

Fidelity Investments Money Management, Inc.

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management (U.K.) Limited

Fidelity Management & Research (Japan) Limited

Fidelity Management & Research (Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

State Street Bank and Trust Company

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Boston, MA

The Fidelity Telephone Connection

1-800-FIDELITY

FIXETF-ANN-1015 737859.1.0 1.9864852.100	Corporate Headquarters 245 Summer St., Boston, MA 02210 www.fidelity.com

Item 2.	Code of Ethics

As of the end of the period, August 31, 2015, Fidelity Merrimack Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Corporate Bond ETF, Fidelity Limited Term Bond ETF and Fidelity Total Bond ETF (the “Funds”):

Services Billed by PwC

August 31, 2015 FeesA,B

	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Fidelity Corporate Bond ETF	$79,000	$—	$6,400	$1,300
Fidelity Limited Term Bond ETF	$98,000	$—	$6,700	$1,300
Fidelity Total Bond ETF	$104,000	$—	$7,300	$1,300

August 31, 2014 FeesA,B

	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Fidelity Corporate Bond ETF	$—	$—	$—	$—
Fidelity Limited Term Bond ETF	$—	$—	$—	$—
Fidelity Total Bond ETF	$—	$—	$—	$—

A	Amounts may reflect rounding.
B	Fidelity Corporate Bond ETF, Fidelity Limited Term Bond ETF and Fidelity Total Bond ETF commenced operations on October 6, 2014.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by PwC

	August 31, 2015A,B	August 31, 2014A,B
Audit-Related Fees	$4,730,000	$4,935,000
Tax Fees	$—	$—
All Other Fees	$—	$20,000

A	Amounts may reflect rounding.
B	May include amounts billed prior to the Fidelity Corporate Bond ETF, Fidelity Limited Term Bond ETF and Fidelity Total Bond ETF commencement of operations commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund’s financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

*            *             *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund are as follows:

Billed By	August 31, 2015 A,B	August 31, 2014 A,B
PwC	$6,075,000	$6,065,000

A	Amounts may reflect rounding.
B	May include amounts billed prior to the Fidelity Corporate Bond ETF, Fidelity Limited Term Bond ETF and Fidelity Total Bond ETF commencement of operations commencement of operations.

The trust’s Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.	Audit Committee of Listed Registrants

The Board of Trustees of Fidelity Merrimack Street Trust has established a separately-designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. As of August 31, 2015, the members of the audit committee were Elizabeth S. Acton, John Engler, Albert R. Gamper, Jr., Robert F. Gartland, Arthur E. Johnson, Michael E. Kenneally, James H. Keyes, Marie L. Knowles.

Item 6.	Investments

(a)	Not applicable.

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.	Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) for each Fund provide reasonable assurances that material information relating to such Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in a Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, a Fund’s internal control over financial reporting.

Item 12.	Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)	(3)	Not applicable.

(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Merrimack Street Trust

By:	/s/ Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	October 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	October 28, 2015

By:	/s/ Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	October 28, 2015